UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

October 31, 2014

Dear Shareholders:

The most prominent development of the past 12 months for equity investors was the return of stock market volatility. Investors took comfort in the U.S. Federal Reserve’s (Fed’s) ability to impact stock prices via monetary policy and after a multi-year period in which stocks displayed historically low volatility, it appears that the days of peaceful trading have ended. Fears about the effects of the normalization of Fed policy, including the end of Quantitative Easing (QE) and the expected 2015 beginning of Fed Fund rate hikes, as well as concerns about slowing global growth and violent geopolitical events, finally caused investors to view the equity market in a more guarded light. During the past year, long-term interest rates surprised investors by falling, the U.S. dollar rallied versus other global currencies, and crude oil prices rose then dropped dramatically. In addition, the U.S. economy expanded at a better than expected pace and U.S. corporate earnings remained more robust than the consensus anticipated. All of these occurrences contributed to the new level of volatility, but equities nonetheless produced a solidly positive total return during the 12-month period. The unpredictable and often erratic way in which those returns were achieved, however, may be indicative of a new era for equity investors.

The fiscal year began with the broad stock market producing strong gains as investors were optimistic about the U.S. and global economies, and seemed to have accepted the Fed’s plan to begin tapering their bond buying program known as Quantitative Easing (QE). Optimism rose throughout the end of 2013. Catalysts for the market’s gain included an agreement that postponed the U.S. budget/debt ceiling battle, the nomination of Janet Yellen to lead the Federal Reserve, the release of stronger than expected third quarter GDP, better than expected third quarter corporate earnings, and economic data that appeared to support a sustainable growth environment.

Calendar year 2014 began on a sour note as concerns about the global impact of weakening emerging market economies drove stocks lower in January. A rebound in sentiment during February started a rally that allowed the broad market to post a gain for the full quarter. Investors shrugged off several potentially damaging occurrences including unseasonably cold weather in much of the U.S. that resulted in an economic soft patch, the potential for sooner than expected Fed Fund rate hikes, and Russia’s invasion of Ukraine. In addition, continued evidence of a slowdown in the Chinese economy had an impact on investor confidence. Most importantly, the anticipation of reduced monetary stimulus began to produce greater market volatility, as well as higher dispersion among stock prices.

As April 2014 began, investor confidence fell, causing stocks to sell off and bonds to rally. The ongoing conflict in Ukraine, more evidence of slowing growth in China and fears about the impact of the Fed’s ongoing reduction in monetary stimulus, i.e. QE tapering, all resulted in the poor sentiment that drove markets lower. However, corporate earnings estimates rose beginning in May as a bounce back in economic activity created stronger demand for U.S. produced products and services. In addition, despite rising crude oil prices and a decline in the 10-year Treasury bond yield to below 2.5%, investors continued to find relative value in U.S. equities and investor optimism buoyed by improving economic growth, solid employment data, and proactive monetary policy arising from actions taken by the European Central Bank and the Bank of Japan.

Volatility continued to expand despite the fact that both the S&P 500 and Dow Jones Average reached all-time highs. For example, stocks sold off in July, rallied in August, and then closed out the period with losses in September. In spite of the positives, namely strong second quarter revenues and earnings, solid U.S. economic data, an improving employment picture, and a strengthening U.S. dollar, investors ended September 2014 on a decidedly sour note. Fears of the impact of tighter Fed monetary policy was the primary catalyst for the decline in sentiment, while geopolitical events, including U.S. airstrikes against ISIS forces in Iraq and Syria and turmoil in Ukraine, also contributed to the decline.

The fiscal year ended with the major equity averages declining almost 10% in October 2014, due to fears of weakening global growth, specifically in Europe and concerns about the end of QE in the U.S. A 25% decline in crude oil prices, coupled with a decline in the 10-year Treasury bond to below 2%, was cited as evidence of significant weakness in the global economy. However, the stock market staged a furious rally mid-month to end October with a meaningful gain. The rally was ignited by stronger than expected 3rd quarter U.S. corporate earnings, better U.S. economic data, and reports out of Europe that the European Central Bank (ECB) may be more aggressive than expected in their bond buying program. And, news

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

from Japan that that its central bank was instituting a new aggressive round of QE sent global markets soaring on the last day of the month. The U.S. dollar fell then rallied along with the market, a sign that global investors still find the U.S. to be an attractive place to invest relative to the rest of the world. The key factor for investors going forward will likely be the adjustment needed to adapt to the end of a very accommodative Fed cycle which has been in place for almost six years.

Our investment team seeks high quality investments with limited downside, and believes the increase in volatility will be positive for our investment process. Historically, rising volatility has been accompanied by lower investor risk tolerance, higher levels of differentiation among securities, and a greater emphasis on company fundamentals. All of these factors should work in our favor. Earnings growth was a bigger driver of stock returns over the past 12 months as compared to the previous few years and we expect this trend to continue as the economic cycle matures. As our process has always placed a premium on higher earnings growth, we see this trend as a positive development. Ultimately, we believe that strong security selection combined with prudent risk management should deliver competitive results in all market cycles.

Thank you for your ongoing trust in our process and strategies. We look forward to reporting to you again in six months.

A discussion of each fund’s performance during the fiscal year is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended October 31, 2014 was as follows:

	Six Months	2014 Fiscal Year
Westwood LargeCap Value Fund – Institutional Class Shares (WHGLX)	6.52%	15.15%
Westwood LargeCap Value Fund – Class A Shares (WWLAX)*	6.36%	14.83%
Russell 1000 Value Index	6.25%	16.46%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Security selection in the Energy, Producer Durables, and Utilities sectors contributed positively to performance over the last 12 months, as did an underweight allocation to the energy sector. Top individual stock performers included Union Pacific Corp., which increased cash returns to shareholders and showed earnings growth that was driven by improving rail traffic volumes, pricing power, and cost controls. Advance Auto Parts, Inc. shares rose as the company benefited from the accretive acquisition of General Parts International. Through the acquisition, Advance was able to add commercial repair exposure which will lead to cost synergies and faster revenue growth. Skyworks Solutions, Inc. benefitted from growing demand for internet ready devices. Skyworks initiated a quarterly dividend and saw improved sales and earnings trends. Apple Inc. was a top performer as the company showed gross margin expansion in its core consumer electronic products, increased cash returns to shareholders, and announced a number of new product introductions. Within healthcare, our holding of Covidien Plc. (COV) soared after it agreed to be acquired by Medtronic in a highly strategic, $43 billion deal representing a 30% premium to the COV pre-deal price.

Security selection in Consumer Staples, an underweight position in REITs, and a modest cash position detracted from performance. On an individual basis, HCP, Inc. detracted as investors rotated out of income oriented securities as expectations of higher interest rates began to permeate the market. Rock-Tenn Co. shares were weak due to softness in containerboard demand and fears over irrational pricing behavior by industry participants. ARRIS Group, Inc. shares underperformed as the company noted that the recent uptick in mergers and acquisitions between its customers could lead to choppiness in near-term orders. We view this setback as temporary and believe the market underappreciates the long-term, positive business trends that remain intact in ARRIS, the largest set-top box and cable modem manufacturer. Last, fears of slowing advertising trends caused shares of Viacom Inc. and AMC Networks Inc. to underperform despite their strong content pipeline and steady affiliate fee growth.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended October 31, 2014 was as follows:

	Six Months	2014 Fiscal Year
Westwood SMidCap Fund (WHGMX)	2.75%	8.90%
Russell 2500 Index	4.79%	10.23%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Stock selection in the Materials & Processing, Financial Services, and Consumer Staples sectors contributed positively to relative performance. Top performing stocks included CareFusion, which traded higher after several well-executed quarters and ultimately the takeout offer by Becton Dickinson for $12 billion, or a 26% premium to the pre-deal price. Trinity Industries benefitted from strong railcar demand fueled by significant investment in tank cars to support drilling activity in North America, while Energizer traded up after the announcement that the company would split its Household and Personal divisions into two companies. Boise Cascade investors appreciated operational execution and higher building product pricing, and Rockwood Holdings traded higher on expectations for higher Lithium demand followed by the takeout bid by Albermarle Corp.

Stock selection in Energy, Producer Durables, and Utilities sectors detracted from relative performance. Stocks that detracted from relative performance included three energy names, Rex Energy, Oasis Petroleum, and PDC Energy, each of which had exposure to declining crude oil commodity prices. Cloud Peak Energy came under pressure after moderate weather and electricity demand caused coal prices to decline, and finally SeaWorld posted weak results from a combination of negative publicity and a challenged theme park spending environment shared by competitors.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended October 31, 2014 was as follows:

	Six Months	2014 Fiscal Year
Westwood SMidCap Plus Fund (WHGPX)	2.28%	11.05%
Russell 2500 Index	4.79%	10.23%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Security selection in the Technology, Materials & Processing, and Financial Services sectors contributed to relative performance. Top performing securities include CareFusion, which demonstrated strong execution and was ultimately acquired by Becton Dickinson at a significant premium of 26% to the pre-deal price. Avago Technologies outperformed on strong wireless growth, improving margins, and the acquisition of LSI Corp, while Dr. Pepper Snapple benefitted from solid operational execution, favorable demographics, and consistent returns to shareholders. Garmin rallied after posting several quarters of top-line growth and as investors began to appreciate the value of its stable legacy OEM businesses, and Advance Auto Parts appreciated after the successful acquisition of General Parts International and better than expected same store sales growth.

An underweight allocation to REITs & Utilities and security selection in the Energy sector detracted from relative performance. Securities that detracted included energy names Oasis Petroleum and Bonanza Creek, both of which traded lower as crude oil prices declined. SeaWorld suffered from weak results as a combination of negative publicity and pressure on attendance and in-park per capita spending pressured the stock, while Tupperware struggled to grow its sales force and recently reduced top-line guidance and margin expectations. Finally, KBR, Inc. traded lower after losing market share in gas monetization and undergoing an unexpected management transition.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund (the “Fund”) for the periods ended October 31, 2014 was as follows:

	Six Months	2014 Fiscal Year
Westwood SmallCap Value Fund (WHGSX)	6.74%	11.89%
Russell 2000 Value Index	2.78%	7.89%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Relative performance was aided by security selection within the Materials & Processing and Energy sectors. This was partially offset by the portfolio’s overweighting in these sectors, both of which were underperformers for the index. Boise Cascade traded higher with plywood pricing which drove greater than expected quarterly sales and earnings growth and was the top performer within Materials & Processing with most of the contribution to returns coming in the last month. The top performer for the portfolio overall during the past year was DTS Inc. The company beat Wall Street earnings estimates, raised guidance on game console strength, indicated strong market interest in their new technologies, and announced an acquisition of a developer of MPEG (Moving Picture Experts Group) software solutions. Other positive contributors to the portfolio included CyrusOne on strong leasing volume, Heartland Express which acquired Gordon Trucking and benefits from improving trucking prices, and Omnicell, which reported better than expected earnings results with the introduction of a new packaging system.

Relative performance was hindered by security selection within Financial Services and Consumer Discretionary. The largest detractor within Financial Services was Employers Holdings which reported an earnings miss that was driven mainly by an increase in reserves for insurance claims, which they are addressing with higher pricing and reduced growth. Within Consumer Discretionary, Artic Cat underperformed as they missed earnings and saw significant margin pressure throughout the year. Roadrunner Transportation Systems posted poor results as a result of higher long-term lease purchasing costs while also issuing disappointing forward guidance for the fourth quarter. In addition, energy companies such as Rex Energy and Contango Oil & Gas underperformed on weaker oil and gas prices. Rex Energy was the largest single detractor for the portfolio as they also announced weaker than anticipated production numbers.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2014 was as follows:

	Six Months	2014 Fiscal Year
Westwood Income Opportunity Fund – Institutional Class Shares (WHGIX)	4.18%	10.82%
Westwood Income Opportunity Fund – Class A Shares (WWIAX)*	4.12%	10.56%
Citigroup 10-Year Treasury Index	4.28%	5.19%
Citigroup 3-Month Treasury Bill Index	0.02%	0.04%
S&P 500 Index	8.22%	17.27%
FTSE NAREIT Index	10.55%	18.22%
25/25/25/25 Blended Benchmark Index**	5.80%	10.15%
*	Without sales charge
**	25% Citigroup 10-year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

The Income Opportunity Fund’s dividend-paying common stocks, Master Limited Partnerships (MLPs) and preferred stocks were the top contributors to performance. The Fund’s common stocks participated in the market rally, reported mostly better-than-expected earnings results and ultimately delivered strong returns. Johnson & Johnson and Novartis both posted solid gains. In addition to their defensive growth characteristics, both companies experienced success with new product launches and strong development pipelines. The Fund’s MLPs performed very well due to favorable credit market conditions and positive industry fundamentals, which included growth in U.S. energy infrastructure investments and an acceleration of their overall distribution growth rate. New projects and acquisitions in Energy Transfer Equity’s limited partners boosted their growth rate and share price. Magellan Midstream Partners also performed well as significant additions to its project backlog contributed to an improved multi-year growth outlook.

The yield curve flattened substantially during the period as longer-dated bonds staged an impressive rally. Longer-dated bonds outperformed shorter-dated bonds as a result of their increased interest rate sensitivity. The portfolio’s preferred stock positions also outperformed as a result of their increased duration exposure. However, Treasuries and corporate bond holdings, which generally have a relatively shorter duration profile, lagged. The portfolio’s REITs also contributed positively. Strong performance by Alexandria Real Estate which benefitted from strong industry trends within the lab space drove the sector’s returns.

Top individual detractors included Rayonier, which lowered volume and price forecasts in its Cellulose Specialty Segment, and El Paso Pipeline Partners, which traded down on disappointing forward guidance and decelerating distribution growth. Additionally, the sharp sell-off in crude oil prices towards the end of the period pressured energy stocks, including Occidental Petroleum Corporation. Crestwood Midstream Partners detracted from performance as operational issues in the first half of 2014 caused management to lower full year guidance. Conservative cash flow guidance weighed on shares of Boeing during the period despite continued strength in orders and improving deliveries.

Within the portfolio, the Income Opportunity team is focusing on income-producing securities, especially those that offer the benefit of potential capital appreciation driven by earnings or distribution growth. We maintain limited exposure to government bonds as yields have remained at extremely low levels. The majority of our fixed income holdings are in high quality corporate bonds which generally offer higher yields. Although our research process is identifying opportunities across the various asset classes utilized in the strategy, we are finding the most attractive investment opportunities in high-quality dividend-paying equities, MLPs and shorter duration preferred securities. Furthermore, rising longer-term interest rates have the potential to create opportunities in numerous asset classes. Our higher than normal cash position has helped serve as a cushion against market volatility and has given us the ability to acquire assets at more attractive levels as interest rates normalize.

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund (the “Fund”) for the periods ended October 31, 2014 was as follows:

	Six Months	2014 Fiscal Year
Westwood Dividend Growth Fund (WHGDX)	6.17%	13.30%
S&P 500 Index	8.22%	17.27%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

A combination of continued slow but steady corporate profit growth, low interest rates that drove housing and auto market sales, and steady economic growth created an attractive environment for equity market inflows and higher stock prices. Our own domestic economic growth, while sluggish relative to past growth rates, remained attractive when compared to most sluggish global economies, and drove investor capital into our markets.

The strongest performing sectors for the Fund included Health Care, Energy, and Materials & Processing. In the Health Care sector, Gilead Sciences was a strong performer, rising nearly 60% over the period. Gilead’s new Hepatitis-C drug had a very strong introduction, and has the potential to generate nearly $10 billion in sales in its first year on the market. Gilead had strong profit margins and a strong pipeline of drugs that are slated to be introduced in the coming years. Its valuation is still attractive and it remained a top holding of the Fund. Also in Health Care, Covidien Plc benefitted from a takeover bid during the period. Lastly, Johnson & Johnson (JNJ) grew its global healthcare businesses at an enviable rate for a well-diversified company. JNJ has a strong record of earnings and dividend growth, and remained a top holding.

The Fund also benefitted from an underweight to Energy, the worst performing index sector. Global energy prices declined markedly over the prior 12 months, due to slower economic growth and rising domestic production. This caused the Energy stocks to underperform the index. However, Exxon Mobil did rise over the period, which added to our performance in this challenged sector. In Materials & Processing, our holding in Sherwin Williams aided overall performance. Sherwin Williams remained a leader in the paint and coatings retail store market, and its customer base in a housing construction and remodeling market has shown steady growth. The strongest stock for the Fund in the period was Union Pacific (UNP), a leader in the railroad transportation industry. Steady domestic economic growth led to rising shipping volumes for UNP, and strongly rising domestic energy production has led to strong demand for UNP’s railcars to transport energy products to end markets. After much consolidation in the past quarter century, the railroad industry enjoyed a more rational pricing environment while cost control and the lack of any new competition helped to create the opportunity for strong margins and earnings in the future. The Fund was also happy with its position in Apple. Apple remained one of our largest positions, due to its strong market share, rollout of new innovative products, loyal customer base, and cash-rich balance sheet. While Apple shares have increased over the past few years, earnings growth over the next few years looks strong, and valuation is attractive for such a market leader.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended October 31, 2014, was as follows:

	Six Months	2014 Fiscal Year
Westwood Short Duration High Yield Fund – Institutional Class Shares (WHGHX)	-0.21%	2.01%
Westwood Short Duration High Yield Fund – Class A Shares (WSDAX)*	-0.33%	1.77%
BofA Merrill Lynch High Yield Master II Index†	1.04%	5.85%
*	Without sales charge.
†	The BofA Merrill Lynch High Yield Master II Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Despite rising short-end rates in the government and corporate bond markets, the Fund generated positive returns this year. The Fund closed the year ended October 31, 2014 with 298 bond holdings, representing 230 issuers, or an 11% increase in the number of positions in the portfolio versus a year ago. We believe diversification of holdings is integral for this strategy and helps to reduce risk. As of October 31, 2014, the Fund had approximately 85% of the broad high yield market’s yield-to-worst with over 40% of the broad market duration-to-worst (as measured by the BofA Merrill Lynch US High Yield Master II Index).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Approximately 30% of the holdings had maturities of less than three years. The other 70% have longer stated maturities but trade to expected early take-outs inside this three-year period. While the former group typically has a lower yield compared to the overall portfolio, we recognize the value of holding some nearer-outright-maturity securities in volatile times as a way to help reduce volatility and limit price declines associated with duration extension. Nevertheless, a strong new issue market has allowed companies to proactively refinance debt and we expect this trend to continue, which supports our overweight to the longer-maturity, yield-to-call group.

Returns for the year were principally derived from coupon income. The top contributor to the overall return was the Nuveen Investments 5.5% of 2015 position, after the announcement that the company would be acquired by investment-grade financial service firm TIAA-CREF. This was followed by Sappi Papier Holding 8.375% bonds due 2019, Community Health Systems 8% of ‘19, Toys’R’Us 8.5% of ‘17 and Packaging Dynamics 8.75% of ’16, each of which contributed positively to performance. On the negative side, the bottom contributor to returns was EXCO Resources Inc. 7.5% bonds due 2018. Other negative contributors included Energy XXI Gulf Coast 7.75% due 2019, Halcon Resources 9.75% of ’20, SandRidge Energy 8.75% of ’20 and Advanced Micro Devices 7.75% of ’20.

We acknowledge the current challenges of certain industries like Energy and Basic Industry but see overall high yield market fundamentals as still generally stable. We expect to benefit from security selection and portfolio diversification, using market volatility to opportunistically add attractively priced positions to the Fund. We are also targeting some of the more liquid front-end maturities in an effort to dampen potential volatility caused by duration extension.

Westwood Emerging and Global Funds:

Emerging Markets were flat during the period, as earlier gains were reversed by a sharp decline at the end of September 2014, amid a rally in the U.S. dollar and concerns that the Fed will raise interest rates sooner than expected. Ongoing geopolitical risk in the Middle East and in Ukraine, and weak economic data from China also dampened global growth prospects. Economic data showed declines in loan growth, Private Mortgage Insurance (PMI) and housing prices, prompting concerns that recent mini-stimulus measures implemented were insufficient to support growth. Economic reforms are expected to ease inflationary pressure and bolster domestic growth and currency stability and Indian securities rose following an upgrade of the country’s credit rating outlook from negative to stable by S&P. Brazil fell sharply after the incumbent president was re-elected, reducing hopes for change in policy and economic growth prospects. The Russia-Ukraine conflict continued to weigh on Europe, Middle East, and Africa (EMEA), as Russia declined following tougher sanctions from the international community.

Overall, Global Equity Markets rose for the year but remained volatile as an improving growth outlook was overshadowed by geopolitical risk in the Middle East and Ukraine. The U.S. dollar rallied on speculation that the Fed may raise interest rates sooner than expected, and U.S. equities continued to climb with the S&P 500 reaching a new all-time high. Eurozone equities were negatively affected by weak economic data and worries over the impact of sanctions on Russia. Comments from the European Central Bank (ECB) fuelled optimism that QE stimulus would be implemented, but the magnitude and timing of liquidity injection was yet to be determined. Emerging Markets underperformed developed markets as domestic currencies weakened. Economic data in China showed further declines in loan growth, PMI and housing prices, prompting concerns that recent mini-stimulus measures implemented so far were insufficient to support growth. The price of most commodities including copper, gold, and crude oil remained under pressure.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the periods ended October 31, 2014, was as follows:

	Six Months	2014 Fiscal Year
Westwood Global Equity Fund (WWGEX)	-0.43%	3.00%
MSCI All Country World Index	2.63%	8.32%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Within the portfolio, Information Technology and Healthcare were the leading detractors, while Energy contributed positively. Information Technology detracted from an underweight allocation and negative security selection. Samsung Electronics reported disappointing operating profits for the second quarter 2014 as the highly competitive handset segment faced pressure from competition and market saturation. NuFlare Technology faced potential erosion of pricing margin and market share due to lower than expected demand, and given uncertainty in guidance and loss of confidence in management, we exited out of the position during the quarter. Other detractors included European software giant SAP, and semiconductor firm Taiwan Semiconductor. China-based Lenovo Group, the leading PC and smartphone manufacturer in China that recently acquired IBM’s server business and Motorola’s handset business, was a positive contributor, along with blue-chip stock IBM, and Keyence Corporation of Japan. Healthcare detracted due to an underweight allocation and security selection. Medical equipment and services provider Ship Healthcare detracted as the company’s pharmacy segment was hit by changes to government-mandated drug prices and a consumption tax hike. Although reported sales and earnings in August disappointed, the company maintained its targets for the year ahead. We exited our position in GlaxoSmithKline, as outlined below, based on deterioration in company fundamentals. Astellas Pharma, a global pharmaceutical firm based in Japan focusing on a range of therapeutic fields including oncology and immunology, was a positive contributor. The company has maintained a strong pipeline of drug applications, including a recently FDA-approved XTANDI drug. A modest overweight allocation and positive security selection resulted in relative outperformance in Energy. U.S. energy infrastructure and services company, Williams Companies, was a major contributor as stronger than expected operating results and lower than expected maintenance expenditures caused earnings to exceed estimates. The company’s positive and stable distribution/dividend growth also continued to appeal to investors. CNOOC was positive for the portfolio despite higher production costs which could impact near-term earnings, but the company’s attractive valuation and robust replacement rate for reserves (which has been double the depletion rate over the past five years) provided upside potential for the long-term. Shares of Turkiye Petrol Rafinerileri rose as a recovery in the domestic economy should improve volumes, which should at least partially offset a new price ceiling implemented by the energy regulator on diesel and gasoline fuels. Other contributors included Cameron International, Total SA, and Tenaris, manufacturer of seamless tubes used in offshore, deep-sea drilling.

Amidst prevailing uncertainty, there were a few notable transactions within the portfolio that increased conviction in quality and sought to reduce risk exposure. Among the notable transactions in the portfolio, we initiated a position in Ayala Land and sold Canon, NuFlare, and GlaxoSmithKline.

While macroeconomic conditions are important to our analysis, we are focusing on fundamental attributes of companies such as earnings growth, margins and operating efficiency, and a proven ability to generate excess returns above the cost of capital.

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund (the “Fund”) for the periods ended October 31, 2014, was as follows:

	Six Months	2014 Fiscal Year
Westwood Global Dividend Fund (WWGDX)	-0.78%	2.27%
MSCI All Country World Index	2.63%	8.32%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Within the portfolio, Information Technology and Healthcare were the main detractors, while Energy contributed positively. Information Technology detracted from an underweight allocation and negative security selection. Samsung Electronics reported disappointing operating profits for the second quarter of 2014 as demand in the highly competitive handset segment faced pressure from competition and market saturation. German-based ATM machine provider, Wincor Nixdorf, detracted as political and currency developments in Russia and Turkey adversely impacted the company’s revenue outlook. But while estimates have been cut, sales growth and operating margins are expected to remain positive in the low single-digit range for the near term. NuFlare Technology faced potential erosion of pricing margin and market share due to lower than expected demand, and given uncertainty in guidance and loss of confidence in management, we exited out of the position. Other detractors included European software giant SAP, and semiconductor firm Taiwan Semiconductor. China-based Lenovo Group, the leading PC and smartphone manufacturer in China that recently acquired IBM’s server business and Motorola’s handset business, was a positive contributor. Healthcare detracted due to an underweight allocation and security selection. Medical equipment and services provider Ship Healthcare detracted as the company’s pharmacy segment was hit by changes to government-mandated drug prices and a consumption tax hike, and although reported sales and earnings from August disappointed, the company maintained its targets for the year ahead. Astellas Pharma, a global pharmaceutical firm based in Japan focusing on a range of therapeutic fields including oncology and immunology, was a positive contributor. The company has maintained a strong pipeline of drug applications, including a recently FDA-approved XTANDI drug. Bristol-Myers also contributed, and we continue to hold the position based on the company’s range of treatments for tumors and a number of important catalysts coming in the near-term. Positive security selection resulted in relative outperformance in Energy. Kinder Morgan Energy Partners, the largest midstream and fourth-largest energy company in North America, was the highest contributor in the portfolio following an announcement that it would purchase its subsidiaries and reorganize from its present convoluted holding structure to a consolidated entity in a USD $70 billion transaction. The new company is expected to receive an investment-grade rating from credit agencies and provide dividend growth to shareholders. Detractors included Petrofac where the company faced production delays; but lower expenditures guidance and a stable order book should be positive going forward. Total SA and Turkiye Petrol Rafinerileri also detracted as shares of both companies declined on the potential production disruption in the Middle East and falling oil prices.

Amidst ongoing uncertainty in world markets, the portfolio focus is on increasing conviction in higher quality companies with the ability to grow dividends over time. Among the notable transactions, we initiated positions in SmarTone and Ayala Land, and sold Canon, Sage PLC, Umicore SA, Wereldhave NV, NuFlare, and GlaxoSmithKline.

While macroeconomic conditions are important to our analysis, we are focusing on the fundamental attributes of companies such as earnings and dividend growth potential, margins and operating efficiency in order to understand a company’s ability to survive throughout the market cycle. As longer term investors, are finding new ideas for positioning despite short-term performance challenges, with a focus on companies that have a proven ability to generate excess returns above the cost of capital.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended October 31, 2014, was as follows:

	Six Months	2014 Fiscal Year
Westwood Emerging Markets Fund – Institutional Class Shares (WWEMX)	3.28%	2.43%
Westwood Emerging Markets Fund – Class A Shares (WWEAX)*	3.18%	2.24%
MSCI Emerging Markets Index	3.96%	0.98%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Within the portfolio, Industrials, Energy, and Financials were the leading contributors to return. Industrials contributed to positively relative outperformance primarily due to holdings in India. Bharat Forge, manufacturer of auto and commercial vehicle parts and diesel power engines rose on expected sales and earnings growth as the macro environment has improved and recent cost cutting measures have yielded higher efficiencies. Bharat Heavy Electricals Ltd., the largest power-equipment producer in India with over 70% market share as of last year, contributed amid news that the newly elected government will accelerate USD $50 billion of road, railway and power projects. PT United Tractors was also a positive contributor, while detractors included holdings in Turkey, TAV Havalimanlari and Enka Insaat. A modest overweight allocation and strong security selection resulted in positive relative performance in Energy. ONGC contributed as improving demand growth and expected fuel price reforms in India, combined with stable production growth were expected to be incremental for earnings. Shares of Turkiye Petrol Rafinerileri rose as a recovery in the domestic economy is expected to improve volumes, which should at least partially offset a new price ceiling implemented by the energy regulator on diesel and gasoline fuels. PetroChina contributed as cheaper than expected gas prices were set to lower the company’s burden from losses on imports and provide potential savings on earnings, even before China’s natural gas price reforms will be fully implemented. In Financials, Commercial International Bank of Egypt contributed as an easing in political uncertainty and installation of a new government improved the country’s growth prospects. Kasikornbank in Thailand was positive as domestic growth continued to resume following recent political upheaval. The bank most recently reported an improvement in net interest margin and maintained current Return on Equity (ROE) levels from positive loan growth despite a challenging macro environment. Other holdings that contributed were real-estate developer Ayala Land in the Philippines and BS Financial Group of South Korea. China Overseas Land contributed as the company reported a 54% increase in revenue and 42% increase in operating profit for the most recent quarter, far exceeding estimates. Cielo SA detracted as transaction volumes declined during the World Cup and within an increasingly challenging macro environment in Brazil. Despite this near-term concern and a relatively high valuation due to strong performance this year, the company reported net income growth of 26% year over year in the most recent quarter.

We continued to find valuable long-term investment opportunities while trimming positions whose fundamentals had deteriorated. Names that were added included TAV Havalimanlari, Bank of Georgia, AIA, Ayala Land, Copa Holdings SA, and China Resources Gas Group. Some notable sales within the portfolio included Eldorado Gold Corp, Turkiye Garanti Bankasi, ChinaBlue Chemical, and Zoomlion Heavy.

While macroeconomic conditions are important to our analysis, we continue to focus on the fundamental attributes of companies. Our proven investment approach gives us confidence that we are well-positioned for the inevitable recovery in Emerging Markets (EM) and the unfolding of the long-term growth story that is to come.

Sincerely,

The Investment Team

The Westwood Funds

This represents the managers’ assessment of the Portfolios and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk including possible loss of principal.

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-454-0738. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that a Fund will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investment in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

losses to the fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations. Diversification does not protect against market loss.

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Advisor or any other affiliate.

THE ADVISORS’ INNER CIRCLE FUND

Definition of the Comparative Indices & Key Terms

Average Coupon is the dollar-weighted average interest rate, expressed as a percentage of face value, paid on the securities held by a bond portfolio.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

USD is the United States Dollar

Yield to Call is the yield of a bond or note if you were to buy and hold the security until the call date. This yield is valid only if the security is called prior to maturity.

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	15.15%	18.04%	14.49%	7.08%
Class A with sales charge	9.10%	15.77%	13.06%	4.25%
Class A without sales charge	14.83%	17.75%	14.22%	5.04%
Russell 1000 Value Index	16.46%	20.42%	16.49%	7.01%

*	Institutional Class commenced operations on June 28, 2006. Class A commenced operations on December 31, 2007. The Russell 1000 Value Index annualized inception to date is since June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	8.90%	16.74%	15.98%	10.97%
Russell 2500 Index	10.23%	19.03%	18.40%	8.66%

*	Commenced operations on December 19, 2005. The Russell 2500 Index annualized inception to date is since December 19, 2005.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Class	11.05%	17.87%	11.34%
Russell 2500 Index	10.23%	19.03%	12.98%

*	Commenced operations on March 28, 2011. The Russell 2500 Index annualized inception to date is since March 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	11.89%	23.54%	19.63%	7.74%
Russell 2000 Value Index	7.89%	17.94%	16.15%	4.98%

*	Commenced operations on April 2, 2007. The Russell 2000 Value Index annualized inception to date is since April 2, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	10.82%	11.18%	11.29%	7.94%
Class A with sales charge	5.01%	9.05%	9.90%	7.48%
Class A without sales charge	10.56%	10.93%	11.03%	8.30%
25/25/25/25 Blended Benchmark Index**	10.15%	9.37%	10.44%	6.35%
S&P 500 Index	17.27%	19.77%	16.69%	7.71%
FTSE NAREIT Index	18.22%	15.33%	19.28%	7.62%
Citigroup 3-Month Treasury Bill Index	0.04%	0.05%	0.07%	1.33%
Citigroup 10-Year Treasury Index	5.19%	2.51%	5.04%	5.46%

*	Institutional Class commenced operations on December 19, 2005. Class A commenced operations on December 31, 2007. The S&P 500 Index, FTSE NAREIT Index, Citigroup 3-Month Treasury Bill Index, and Citigroup 10-Year Treasury Benchmark annualized inception to date is since December 19, 2005.
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Class	13.30%	16.71%	13.54%	7.84%
S&P 500 Index	17.27%	19.77%	16.69%	8.20%

Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Annualized Inception to Date*
Institutional Class	2.01%	4.33%
Class A with sales charge	-0.49%	2.07%
Class A without sales charge	1.77%	3.82%
BofA Merrill Lynch U.S. High Yield Master II Index	5.85%	9.78%

*	Institutional Class commenced operations on December 28, 2011. Class A commenced operations June 28, 2013. The BofA Merrill Lynch U.S. High Yield Master II Index annualized inception to date is since December 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 2.25% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Annualized Inception to Date*
Institutional Class	3.00%	9.40%
MSCI All Country World Index	8.32%	15.22%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Annualized Inception to Date*
Institutional Class	2.27%	8.41%
MSCI All Country World Index	8.32%	15.22%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2014
	One Year Return	Annualized Inception to Date*
Institutional Class	2.43%	-2.54%
Class A with sales charge	-2.89%	-5.49%
Class A without sales charge	2.24%	-2.81%
MSCI Emerging Markets Index	0.98%	1.32%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.7%
	Shares	Value

CONSUMER DISCRETIONARY — 12.5%
Advance Auto Parts	12,475	$1,833,326
AMC Networks, Cl A*	42,300	2,565,495
Comcast, Cl A	57,700	3,193,695
Home Depot	36,900	3,598,488
Target	52,500	3,245,550
Time Warner	43,800	3,480,786
Viacom, Cl B	39,000	2,834,520

		20,751,860

CONSUMER STAPLES — 8.8%
Colgate-Palmolive	51,000	3,410,880
General Mills	47,800	2,483,688
JM Smucker	16,900	1,757,600
McCormick	48,100	3,401,632
PepsiCo	36,800	3,539,056

		14,592,856

ENERGY — 8.2%
Chevron	27,400	3,286,630
EOG Resources	30,900	2,937,045
EQT	14,800	1,391,792
Exxon Mobil	29,800	2,881,958
Occidental Petroleum	34,800	3,094,764

		13,592,189

FINANCIAL SERVICES — 21.1%
American International Group	59,400	3,182,058
Bank of America	295,000	5,062,200
Capital One Financial	60,600	5,015,862
CIT Group	68,600	3,356,598
Hartford Financial Services Group	86,100	3,407,838
Invesco	81,500	3,298,305
JPMorgan Chase	82,400	4,983,552
MetLife	32,200	1,746,528
Wells Fargo	95,100	5,048,859

		35,101,800

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 11.2%
Abbott Laboratories	80,300	$3,500,277
Becton Dickinson	30,100	3,873,870
Cigna	35,900	3,574,563
Express Scripts Holding*	51,300	3,940,866
Johnson & Johnson	34,000	3,664,520

		18,554,096

PRODUCER DURABLES — 17.0%
Boeing	26,100	3,260,151
FedEx	16,000	2,678,400
Honeywell International	52,200	5,017,464
MSC Industrial Direct, Cl A	37,800	3,060,666
Raytheon	36,800	3,822,784
Union Pacific	32,500	3,784,625
United Technologies	30,400	3,252,800
WESCO International*	40,600	3,345,846

		28,222,736

TECHNOLOGY — 13.4%
Amdocs	104,000	4,944,160
Apple	33,700	3,639,600
ARRIS Group*	85,800	2,575,716
eBay*	45,700	2,399,250
IAC	23,600	1,597,484
QUALCOMM	45,100	3,540,801
Skyworks Solutions	61,200	3,564,288

		22,261,299

UTILITIES — 6.5%
Nextera Energy	35,200	3,527,744
Verizon Communications	76,100	3,824,025
Wisconsin Energy	68,100	3,381,846

		10,733,615

Total Common Stock (Cost $117,884,874)		163,810,451

SHORT-TERM INVESTMENT — 1.3%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $2,242,618)	2,242,618	2,242,618

Total Investments — 100.0% (Cost $120,127,492)		$166,053,069

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2014

Percentages are based upon Net Assets of $166,004,002.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2014.

Cl – Class

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.7%
	Shares	Value

CONSUMER DISCRETIONARY — 11.3%
AMC Networks, Cl A*	201,200	$12,202,780
Knoll	130,851	2,602,626
Lear	61,489	5,687,733
Life Time Fitness*	176,893	9,865,323
Lithia Motors, Cl A	75,672	5,873,661
Meredith	148,830	7,759,996
Rent-A-Center, Cl A	188,448	5,836,234
Woodward	219,383	11,234,603

		61,062,956

CONSUMER STAPLES — 2.5%
Energizer Holdings	108,086	13,256,748

ENERGY — 6.3%
Bonanza Creek Energy*	121,115	5,479,242
Cloud Peak Energy*	475,873	5,696,200
Oasis Petroleum*	203,510	6,097,159
PDC Energy*	132,814	5,806,628
Rex Energy*	542,940	4,256,650
RSP Permian*	260,572	6,376,197

		33,712,076

FINANCIAL SERVICES — 19.6%
BankUnited	334,590	10,004,241
Broadridge Financial Solutions	225,869	9,922,425
Cardtronics*	353,457	13,569,214
Comerica	122,100	5,829,054
East West Bancorp	161,696	5,943,945
Equifax	144,610	10,952,761
First Financial Bancorp	498,610	8,745,619
Jack Henry & Associates	96,163	5,752,471
PrivateBancorp, Cl A	397,325	12,841,544
SVB Financial Group*	99,136	11,102,241
Wintrust Financial	239,658	11,100,959

		105,764,474

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 11.5%
CareFusion*	39,440	$2,262,673
Haemonetics*	182,494	6,883,674
Hospira*	228,187	12,253,642
Integra LifeSciences Holdings*	113,207	5,786,010
MEDNAX*	178,282	11,130,145
PerkinElmer	120,542	5,233,934
Premier, Cl A*	222,106	7,413,898
Teleflex	94,678	10,804,653

		61,768,629

MATERIALS & PROCESSING — 10.0%
Apogee Enterprises	126,766	5,565,027
Beacon Roofing Supply*	200,944	5,560,121
Boise Cascade*	266,238	9,600,542
MeadWestvaco	126,747	5,598,415
Rock-Tenn, Cl A	110,200	5,636,730
Rockwood Holdings	136,386	10,489,447
Timken	116,591	5,012,247
Trex*	147,320	6,334,760

		53,797,289

PRODUCER DURABLES — 15.5%
BE Aerospace*	107,226	7,982,976
Colfax*	158,616	8,625,538
FLIR Systems	172,581	5,786,641
Herman Miller	150,506	4,816,192
Hubbell, Cl B	35,368	4,011,085
Joy Global	175,879	9,256,512
Landstar System	69,101	5,114,165
Manpower	80,899	5,400,008
Primoris Services	193,291	5,551,318
Rush Enterprises, Cl A*	79,784	3,039,770
Trimble Navigation*	244,272	6,561,146
TrueBlue*	239,572	5,922,220
Watts Water Technologies, Cl A	184,818	11,205,515

		83,273,086

REAL ESTATE INVESTMENT TRUST — 6.8%
Alexandria Real Estate Equities	116,278	9,651,074
DiamondRock Hospitality	524,610	7,528,154
Inland Real Estate	521,812	5,536,425
Potlatch	206,800	9,097,132
STAG Industrial	199,500	4,867,800

		36,680,585

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — 13.6%
Amdocs	283,639	$13,484,198
ARRIS Group*	370,644	11,126,733
AVG Technologies*	602,329	10,793,736
IAC	183,000	12,387,270
j2 Global	242,449	13,114,066
ON Semiconductor*	909,166	7,536,986
Vishay Intertechnology	366,321	4,948,997

		73,391,986

UTILITIES — 2.6%
New Jersey Resources	50,765	2,968,737
Questar	468,466	11,294,715

		14,263,452

Total Common Stock (Cost $440,285,571)		536,971,281

SHORT-TERM INVESTMENT — 1.1%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $6,073,492)	6,073,492	6,073,492

Total Investments — 100.8% (Cost $446,359,063)		$543,044,773

Percentages are based upon Net Assets of $538,951,939.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2014.

Cl – Class

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.3%
	Shares	Value

CONSUMER DISCRETIONARY — 17.8%
Advance Auto Parts	9,100	$1,337,336
AMC Networks, Cl A*	43,600	2,644,340
BorgWarner	52,600	2,999,252
Garmin	52,800	2,929,344
Lear	6,800	629,000
Life Time Fitness*	38,500	2,147,145
Meredith	33,001	1,720,672
Mohawk Industries*	18,100	2,570,924
Rent-A-Center, Cl A	41,000	1,269,770
Woodward	47,900	2,452,959

		20,700,742

CONSUMER STAPLES — 4.1%
Dr. Pepper Snapple Group	16,700	1,156,475
Energizer Holdings	10,100	1,238,765
JM Smucker	22,500	2,340,000

		4,735,240

ENERGY — 6.6%
Bonanza Creek Energy*	31,600	1,429,584
CONSOL Energy	31,500	1,159,200
Oasis Petroleum*	78,200	2,342,872
PDC Energy*	30,900	1,350,948
RSP Permian*	56,600	1,385,002

		7,667,606

FINANCIAL SERVICES — 16.4%
BankUnited	73,600	2,200,640
Broadridge Financial Solutions	56,300	2,473,259
Comerica	22,300	1,064,602
East West Bancorp	33,400	1,227,784
Equifax	37,800	2,862,972
Hartford Financial Services Group	65,300	2,584,574
HCC Insurance Holdings	12,300	641,937
Jack Henry & Associates	19,000	1,136,580

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
PrivateBancorp, Cl A	40,399	$1,305,696
SVB Financial Group*	21,400	2,396,586
Wintrust Financial	25,700	1,190,424

		19,085,054

HEALTH CARE — 10.1%
CareFusion*	8,700	499,119
Hospira*	49,500	2,658,150
MEDNAX*	42,500	2,653,275
PerkinElmer	34,200	1,484,964
Premier, Cl A*	57,300	1,912,674
Teleflex	23,000	2,624,760

		11,832,942

MATERIALS & PROCESSING — 5.1%
MeadWestvaco	28,176	1,244,534
Rock-Tenn, Cl A	23,900	1,222,485
Rockwood Holdings	29,300	2,253,463
Timken	27,500	1,182,225

		5,902,707

PRODUCER DURABLES — 13.2%
BE Aerospace*	30,500	2,270,725
Colfax*	43,700	2,376,406
FLIR Systems	38,500	1,290,905
Hubbell, Cl B	9,200	1,043,372
Joy Global	43,400	2,284,142
Landstar System	16,900	1,250,769
Manpower	17,600	1,174,800
Textron	48,400	2,010,052
Trimble Navigation*	64,700	1,737,842

		15,439,013

REAL ESTATE INVESTMENT TRUST — 3.0%
Alexandria Real Estate Equities	23,500	1,950,500
Potlatch	17,100	752,229
PS Business Parks	9,100	766,402

		3,469,131

TECHNOLOGY — 16.2%
Altera	67,100	2,306,227
Amdocs	49,500	2,353,230
ARRIS Group*	85,600	2,569,712
Avago Technologies, Cl A	16,600	1,431,750
Avnet	26,700	1,154,775
IAC	44,300	2,998,667

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
j2 Global	47,000	$2,542,230
ON Semiconductor*	285,700	2,368,453
Vishay Intertechnology	86,200	1,164,562

		18,889,606

UTILITIES — 2.8%
Questar	78,600	1,895,046
Wisconsin Energy	27,200	1,350,752

		3,245,798

Total Common Stock (Cost $100,830,217)		110,967,839

SHORT-TERM INVESTMENT — 6.6%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $7,674,516)	7,674,516	7,674,516

Total Investments — 101.9% (Cost $108,504,733)		$118,642,355

Percentages are based upon Net Assets of $116,383,852.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2014.

Cl – Class

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%
	Shares	Value

CONSUMER DISCRETIONARY — 8.9%
Knoll	54,600	$1,085,994
Lithia Motors, Cl A	27,800	2,157,836
Marcus	118,853	2,035,952
Meredith	21,080	1,099,111
Thor Industries	19,389	1,025,484
Wolverine World Wide	77,600	2,106,064

		9,510,441

CONSUMER STAPLES — 2.0%
J&J Snack Foods	20,817	2,144,775

ENERGY — 10.2%
Bonanza Creek Energy*	25,841	1,169,047
Cone Midstream Partners LP (A)*	34,000	1,028,840
Contango Oil & Gas*	57,774	2,112,795
Matrix Service*	44,591	1,117,450
PetroQuest Energy*	247,312	1,162,366
RSP Permian*	47,065	1,151,681
Synergy Resources*	192,689	2,348,879
World Point Terminals LP (A)	42,782	829,971

		10,921,029

FINANCIAL SERVICES — 19.2%
AMERISAFE	23,763	990,917
BancFirst	17,100	1,111,500
Chemical Financial	70,550	2,100,979
Columbia Banking System	80,000	2,222,400
Employers Holdings	100,721	2,053,701
First Financial Bancorp	80,900	1,418,986
Heartland Payment Systems	38,971	2,012,852
Opus Bank*	32,846	863,850
Pacific Continental	79,313	1,143,694
PrivateBancorp, Cl A	66,750	2,157,360
Safety Insurance Group	16,696	1,041,497
WesBanco	42,000	1,447,320
Wintrust Financial	43,945	2,035,532

		20,600,588

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 4.8%
Haemonetics*	21,000	$792,120
Integra LifeSciences Holdings*	19,417	992,403
Merit Medical Systems*	67,800	1,027,170
Omnicell*	71,000	2,294,010

		5,105,703

MATERIALS & PROCESSING — 9.7%
A Schulman	58,585	2,074,495
Apogee Enterprises	38,100	1,672,590
Beacon Roofing Supply*	38,152	1,055,666
Boise Cascade*	59,100	2,131,146
Continental Building Products*	81,200	1,196,888
Trex*	53,435	2,297,705

		10,428,490

PRODUCER DURABLES — 20.0%
Alamo Group	24,370	1,044,011
Gorman-Rupp	70,247	2,229,640
Heartland Express	85,600	2,151,984
Herman Miller	29,200	934,400
Hyster-Yale Materials Handling	13,200	1,036,068
Kaman	49,001	2,109,983
Kelly Services, Cl A	121,072	2,134,499
Littelfuse	23,513	2,293,458
Primoris Services	35,700	1,025,304
Roadrunner Transportation Systems*	102,212	2,106,589
Rush Enterprises, Cl A*	59,873	2,281,162
TAL International Group	48,500	2,091,805

		21,438,903

REAL ESTATE INVESTMENT TRUST — 10.5%
CyrusOne	78,200	2,135,642
Inland Real Estate	93,242	989,298
Potlatch	47,600	2,093,924
PS Business Parks	22,533	1,897,729
STAG Industrial	85,603	2,088,713
Summit Hotel Properties	172,953	2,013,173

		11,218,479

TECHNOLOGY — 9.0%
AVG Technologies*	95,200	1,705,984
Coherent*	24,210	1,577,282
DTS*	69,481	2,069,144
j2 Global	40,600	2,196,054
Semtech*	85,383	2,167,020

		9,715,484

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

UTILITIES — 3.8%
ALLETE	40,100	$2,094,824
NorthWestern	36,700	1,939,228

		4,034,052

Total Common Stock (Cost $89,054,690)		105,117,944

SHORT-TERM INVESTMENT — 2.6%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $2,777,273)	2,777,273	2,777,273

Total Investments — 100.7% (Cost $91,831,963)		$107,895,217

Percentages are based upon Net Assets of $107,158,178.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2014, these securities amounted $1,858,811 or 1.7% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2014.

Cl – Class

LP – Limited Partnership

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 56.1%
	Shares	Value

CONSUMER DISCRETIONARY — 3.2%
Comcast, Cl A	797,200	$44,125,020
Time Warner	359,800	28,593,306

		72,718,326

CONSUMER STAPLES — 4.7%
General Mills	981,198	50,983,048
PepsiCo	585,800	56,336,386

		107,319,434

ENERGY — 14.6%
Access Midstream Partners LP (A)	436,855	27,211,698
Chevron	223,800	26,844,810
Crestwood Midstream Partners LP (A)	960,100	19,096,389
Energy Transfer Equity LP (A)	497,310	29,023,012
Enterprise Products Partners LP (A)	714,082	26,349,626
Exxon Mobil	236,600	22,881,586
Kinder Morgan	885,800	34,280,460
Magellan Midstream Partners LP (A)	344,334	28,190,624
Occidental Petroleum	237,463	21,117,584
Plains All American Pipeline LP (A)	499,454	28,144,233
Plains GP Holdings, Cl A (A)	691,800	19,840,824
Shell Midstream Partners LP (A)*	77,200	2,600,868
Spectra Energy	661,200	25,872,756
Western Gas Partners LP (A)	336,900	23,549,310

		335,003,780

FINANCIAL SERVICES — 8.0%
Capital One Financial	563,300	46,624,341
Hartford Financial Services Group	730,140	28,898,941
MetLife	498,561	27,041,949

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Travelers	279,600	$28,183,680
US Bancorp	1,282,700	54,643,020

		185,391,931

HEALTH CARE — 6.9%
Abbott Laboratories	645,700	28,146,063
Becton Dickinson	381,400	49,086,180
Johnson & Johnson	512,300	55,215,694
Novartis ADR	285,821	26,492,749

		158,940,686

MATERIALS & PROCESSING — 1.2%
EI Du Pont de Nemours	397,200	27,466,380

PRODUCER DURABLES — 6.0%
Boeing	210,435	26,285,436
General Electric	2,120,800	54,737,848
Honeywell International	293,400	28,201,608
Raytheon	274,143	28,477,975

		137,702,867

REAL ESTATE INVESTMENT TRUST — 4.2%
Alexandria Real Estate Equities	532,824	44,224,392
Boston Properties	233,300	29,570,775
PS Business Parks	283,364	23,864,916

		97,660,083

TECHNOLOGY — 3.2%
Microsoft	596,700	28,015,065
QUALCOMM	569,300	44,695,743

		72,710,808

UTILITIES — 4.1%
AT&T	1,089,700	37,965,148
Nextera Energy	290,600	29,123,932
Southern	605,900	28,089,524

		95,178,604

Total Common Stock (Cost $1,018,690,895)		1,290,092,899

PREFERRED STOCK — 9.1%
FINANCIAL SERVICES — 8.2%
Bank of America, Ser D, 6.204%	1,102,112	27,696,074
Bank of America, Ser 5, 4.000% (B)	1,018,106	20,820,268

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2014

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

FINANCIAL SERVICES — continued
BB&T, Ser D, 5.850%	988,204	$24,873,095
JPMorgan Chase, 5.500%	2,167,531	50,048,291
PNC Financial Services Group, Ser Q, 5.375%	793,996	18,960,624
US Bancorp, 3.500% (B)	1,081,098	24,054,431
Wells Fargo, 5.850% (B)	880,700	22,862,972

		189,315,755

REAL ESTATE INVESTMENT TRUST — 0.9%
Public Storage, 5.900%	769,504	19,329,940

Total Preferred Stock (Cost $205,974,728)		208,645,695

CORPORATE OBLIGATIONS — 6.9%
ENERGY — 1.4%
Anadarko Petroleum 5.950%, 09/15/16	$2,750,000	2,988,307
Occidental Petroleum 2.700%, 02/15/23	11,500,000	11,133,437
Total Capital 3.000%, 06/24/15	3,825,000	3,892,206
Total Capital International 2.700%, 01/25/23	13,750,000	13,343,481

		31,357,431

FINANCIAL SERVICES — 3.4%
Bank of America MTN 5.650%, 05/01/18	9,000,000	10,047,348
Barclays Bank , Ser 1 5.000%, 09/22/16	4,350,000	4,669,477
Citigroup 5.900%, 12/29/49 (B)	25,000,000	24,875,000
General Electric Capital 7.125%, 12/31/49 (B)	17,500,000	20,387,500
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	6,500,000	6,637,326
Toyota Motor Credit MTN 1.750%, 05/22/17	12,000,000	12,170,076

		78,786,727

REAL ESTATE INVESTMENT TRUST — 0.1%
Vornado Realty 4.250%, 04/01/15	2,750,000	2,765,394

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — 2.0%
Apple 0.489%, 05/03/18 (B)	$13,725,000	$13,744,023
Arrow Electronics 6.000%, 04/01/20	2,500,000	2,849,040
Intel 3.300%, 10/01/21	14,000,000	14,608,930
Oracle 3.625%, 07/15/23	15,000,000	15,549,375

		46,751,368

Total Corporate Obligations (Cost $155,374,482)		159,660,920

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
FHLMC 3.750%, 03/27/19	8,000,000	8,717,976
2.375%, 01/13/22	19,000,000	19,120,631
1.750%, 05/30/19	21,500,000	21,527,047

		49,365,654

FNMA 2.625%, 11/20/14	10,000,000	10,011,860
1.125%, 04/27/17	18,000,000	18,148,212
0.625%, 08/26/16	24,000,000	24,025,824

		52,185,896

Total U.S. Government Agency Obligations (Cost $100,790,851)		101,551,550

U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bond 3.375%, 11/15/19	12,250,000	13,272,115

U.S. Treasury Inflationary Protection Securities 1.375%, 07/15/18	6,673,211	7,111,660
1.375%, 01/15/20	5,224,573	5,581,312

		12,692,972

Total U.S. Treasury Obligations (Cost $25,017,846)		25,965,087

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2014

SHORT-TERM INVESTMENT — 21.7%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (C) (Cost $499,303,550)	499,303,550	$499,303,550

Total Investments — 99.3% (Cost $2,005,152,352)		$2,285,219,701

Percentages are based upon Net Assets of $2,300,557,783.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2014, these securities amounted $204,006,584 or 8.9% of Net Assets.

(B)	Floating rate security – Rate disclosed is the rate in effect on October 31, 2014.

(C)	The rate reported is the 7-day effective yield as of October 31, 2014.

ADR — American Depositary Receipt

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

LP — Limited Partnership

MTN — Medium Term Note

Ser — Series

The following is a summary of the inputs used as of October 31, 2014 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,290,092,899	$—	$—	$1,290,092,899
Preferred Stock	208,645,695	—	—	208,645,695
Corporate Obligations	—	159,660,920	—	159,660,920
U.S. Government Agency Obligations	—	101,551,550	—	101,551,550
U.S. Treasury Obligations	—	25,965,087	—	25,965,087
Short-Term Investment	499,303,550	—	—	499,303,550

Total Investments in Securities	$1,998,042,144	$287,177,557	$—	$2,285,219,701

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.6%
	Shares	Value

CONSUMER DISCRETIONARY — 9.4%
Dick’s Sporting Goods	36,500	$1,656,005
Home Depot	10,300	1,004,456
Target	42,200	2,608,804
TJX	41,425	2,623,031

		7,892,296

CONSUMER STAPLES — 11.0%
Colgate-Palmolive	36,875	2,466,200
General Mills	15,600	810,576
JM Smucker	8,200	852,800
McCormick	35,200	2,489,344
PepsiCo	27,125	2,608,611

		9,227,531

ENERGY — 6.1%
Chevron	14,200	1,703,290
EOG Resources	18,200	1,729,910
Exxon Mobil	17,500	1,692,425

		5,125,625

FINANCIAL SERVICES — 16.2%
American International Group	47,250	2,531,183
Franklin Resources	43,250	2,405,132
Invesco	65,850	2,664,950
JPMorgan Chase	41,775	2,526,552
Wells Fargo	65,700	3,488,013

		13,615,830

HEALTH CARE — 15.3%
Abbott Laboratories	38,600	1,682,574
Aetna	15,900	1,311,909
Express Scripts Holding*	31,300	2,404,466
Gilead Sciences*	28,900	3,236,800
Johnson & Johnson	18,776	2,023,677
UnitedHealth Group	23,450	2,227,985

		12,887,411

COMMON STOCK — continued
	Shares/ Number Of Rights	Value

MATERIALS & PROCESSING — 1.8%
Sherwin-Williams	6,400	$1,469,184

PRODUCER DURABLES — 14.9%
Delta Air Lines	43,900	1,766,097
Flowserve	13,300	904,267
Honeywell International	27,650	2,657,718
Union Pacific	27,360	3,186,072
United Technologies	21,250	2,273,750
WW Grainger	6,950	1,715,260

		12,503,164

REAL ESTATE INVESTMENT TRUST — 2.0%
Ventas	25,100	1,719,601

TECHNOLOGY — 18.0%
Accenture, Cl A	21,050	1,707,576
Amdocs	59,211	2,814,891
Apple	31,200	3,369,600
Hewlett-Packard	59,300	2,127,684
Marvell Technology Group	59,100	794,304
QUALCOMM	32,750	2,571,202
TE Connectivity	27,900	1,705,527

		15,090,784

UTILITIES — 2.9%
Verizon Communications	49,000	2,462,250

Total Common Stock (Cost $68,412,304)		81,993,676

RIGHTS — 0.0%
Kinder Morgan* (Cost $2)	11,277	—

SHORT-TERM INVESTMENT — 0.6%
Federated Prime Money Market Obligations Fund, 0.030% (A) (Cost $506,902)	506,902	506,902

Total Investments — 98.2% (Cost $68,919,208)		$82,500,578

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
OCTOBER 31, 2014

Percentages are based upon Net Assets of $84,008,724.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2014.

Cl  – Class

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 95.7%
	Face Amount	Value

CONSUMER DISCRETIONARY — 18.0%
99 Cents Only Stores 11.000%, 12/15/19	$495,000	$535,838
Academy 9.250%, 08/01/19 (A)	205,000	218,325
Albea Beauty Holdings 8.375%, 11/01/19 (A)	380,000	404,700
AMC Entertainment 9.750%, 12/01/20	500,000	555,000
AMC Networks 7.750%, 07/15/21	850,000	926,500
Asbury Automotive Group 8.375%, 11/15/20	360,000	388,800
Avis Budget Car Rental 2.984%, 12/01/17 (B)	815,000	816,060
Beazer Homes USA 8.125%, 06/15/16	385,000	412,913
6.625%, 04/15/18	340,000	354,450
Boyd Gaming 9.125%, 12/01/18	885,000	927,037
Cablevision Systems 8.625%, 09/15/17	968,000	1,093,840
CCO Holdings 7.375%, 06/01/20	275,000	294,765
7.250%, 10/30/17	515,000	536,244
7.000%, 01/15/19	650,000	677,625
Chinos Intermediate Holdings A 7.750%, 05/01/19 (A)	580,000	556,800
Claire’s Stores 9.000%, 03/15/19 (A)	850,000	867,000
Cumulus Media Holdings 7.750%, 05/01/19	790,000	809,750
DISH DBS 7.750%, 05/31/15	300,000	310,500
Entercom Radio 10.500%, 12/01/19	450,000	498,375
Gannett 5.125%, 10/15/19	550,000	572,000

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
GRD Holdings III 10.750%, 06/01/19 (A)	$525,000	$579,469
Hertz 7.500%, 10/15/18	335,000	348,400
Hot Topic 9.250%, 06/15/21 (A)	400,000	430,000
Jo-Ann Stores 8.125%, 03/15/19 (A)	995,000	955,200
K Hovnanian Enterprises 7.250%, 10/15/20 (A)	705,000	742,013
KB Home 9.100%, 09/15/17	885,000	1,008,900
Kratos Defense & Security Solutions 7.000%, 05/15/19	405,000	396,900
Lennar 6.500%, 04/15/16	275,000	291,500
5.600%, 05/31/15	105,000	107,231
4.750%, 12/15/17	525,000	548,625
LIN Television 8.375%, 04/15/18	560,000	583,100
Live Nation Entertainment 7.000%, 09/01/20 (A)	740,000	786,250
MGM Resorts International 7.625%, 01/15/17	850,000	927,563
7.500%, 06/01/16	876,000	941,700
NCL 5.000%, 02/15/18	505,000	505,000
NES Rentals Holdings 7.875%, 05/01/18 (A)	550,000	570,625
New Academy Finance 8.000%, 06/15/18 (A)	655,000	659,094
Petco Animal Supplies 9.250%, 12/01/18 (A)	425,000	443,063
Pinnacle Entertainment 8.750%, 05/15/20	650,000	690,625
7.500%, 04/15/21	700,000	747,250
Sabre 8.500%, 05/15/19 (A)	603,000	648,225
Sabre Holdings 8.350%, 03/15/16	310,000	332,087
Scientific Games 8.125%, 09/15/18	500,000	465,000
Serta Simmons Holdings 8.125%, 10/01/20 (A)	660,000	707,850
Service Corp International 7.000%, 06/15/17	620,000	677,350
ServiceMaster 8.000%, 02/15/20	605,000	645,837

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Seven Seas Cruises S de RL 9.125%, 05/15/19	$560,000	$595,000
Standard Pacific 10.750%, 09/15/16	345,000	395,887
8.375%, 05/15/18	385,000	445,637
Taylor Morrison Communities 7.750%, 04/15/20 (A)	765,000	820,462
Townsquare Radio 9.000%, 04/01/19 (A)	350,000	378,000
Toys R Us Property II 8.500%, 12/01/17	870,000	870,000
United Rentals North America 8.375%, 09/15/20	850,000	920,125
Univision Communications 7.875%, 11/01/20 (A)	500,000	540,625
William Lyon Homes 8.500%, 11/15/20	625,000	682,813
Wynn Las Vegas 7.750%, 08/15/20	235,000	252,625

		33,396,553

CONSUMER STAPLES — 3.2%
Big Heart Pet Brands 7.625%, 02/15/19	665,000	666,662
Burger King 9.875%, 10/15/18	850,000	896,750
JBS Finance II 8.250%, 01/29/18 (A)	455,000	478,887
JBS USA 8.250%, 02/01/20 (A)	425,000	454,750
Landry’s 9.375%, 05/01/20 (A)	645,000	689,344
NPC International 10.500%, 01/15/20	145,000	151,163
Rite Aid 9.250%, 03/15/20	790,000	872,792
Smithfield Foods 7.750%, 07/01/17	706,000	787,190
SUPERVALU 8.000%, 05/01/16	951,000	1,022,325

		6,019,863

ENERGY — 12.2%
Alta Mesa Holdings 9.625%, 10/15/18	895,000	881,575
Basic Energy Services 7.750%, 02/15/19	504,000	491,400

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
BreitBurn Energy Partners 8.625%, 10/15/20	$625,000	$637,500
Calfrac Holdings 7.500%, 12/01/20 (A)	620,000	632,400
Calumet Specialty Products Partners 9.625%, 08/01/20	795,000	872,512
Carrizo Oil & Gas 8.625%, 10/15/18	650,000	676,000
Chaparral Energy 9.875%, 10/01/20	295,000	311,225
8.250%, 09/01/21	275,000	276,375
Chesapeake Energy 6.500%, 08/15/17	620,000	672,700
3.250%, 03/15/16	417,000	417,521
Cloud Peak Energy 8.500%, 12/15/19	250,000	260,625
Comstock Resources 9.500%, 06/15/20	425,000	448,375
7.750%, 04/01/19	580,000	568,400
Energy XXI 9.250%, 12/15/17	480,000	470,400
Energy XXI Gulf Coast 7.750%, 06/15/19	710,000	639,000
EP Energy 9.375%, 05/01/20	800,000	874,000
EXCO Resources 7.500%, 09/15/18	690,000	608,925
Exterran Holdings 7.250%, 12/01/18	760,000	780,900
Forest Oil 7.250%, 06/15/19	299,000	288,535
Gulfport Energy 7.750%, 11/01/20 (A)	430,000	438,600
Halcon Resources 9.750%, 07/15/20	345,000	287,859
Hilcorp Energy I 8.000%, 02/15/20 (A)	365,000	383,250
Kinder Morgan 7.000%, 06/15/17	565,000	628,563
Kodiak Oil & Gas 8.125%, 12/01/19	682,000	733,150
Laredo Petroleum 9.500%, 02/15/19	300,000	316,500
Linn Energy 8.625%, 04/15/20	935,000	937,338
Newfield Exploration 6.875%, 02/01/20	530,000	549,875

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Northern Oil and Gas 8.000%, 06/01/20	$425,000	$396,313
Nuverra Environmental Solutions 9.875%, 04/15/18	500,000	465,000
Parker Drilling 7.500%, 08/01/20	415,000	400,475
Penn Virginia 7.250%, 04/15/19	600,000	561,000
Regency Energy Partners 6.875%, 12/01/18	305,000	316,437
Sabine Oil & Gas 9.750%, 02/15/17	495,000	470,250
SandRidge Energy 8.750%, 01/15/20	933,000	863,025
Swift Energy 8.875%, 01/15/20	850,000	828,750
7.125%, 06/01/17	669,000	635,550
Talos Production 9.750%, 02/15/18 (A)	655,000	659,913
Targa Resources Partners 7.875%, 10/15/18	265,000	276,262
W&T Offshore 8.500%, 06/15/19	710,000	692,250
Whiting Petroleum 6.500%, 10/01/18	455,000	468,650
WPX Energy 5.250%, 01/15/17	620,000	647,900

		22,765,278

FINANCIAL SERVICES — 10.5%
AerCap Ireland Capital 2.750%, 05/15/17 (A)	465,000	459,187
Air Lease 4.500%, 01/15/16	700,000	722,750
Aircastle 6.750%, 04/15/17	1,135,000	1,214,450
Ally Financial 8.300%, 02/12/15	380,000	386,175
3.500%, 07/18/16	815,000	828,040
2.750%, 01/30/17	500,000	500,600
Alphabet Holding 7.750%, 11/01/17	195,000	189,150
CIT Group 5.000%, 05/15/17	930,000	974,175
4.750%, 02/15/15 (A)	930,000	936,975
E*TRADE Financial 6.750%, 06/01/16	1,035,000	1,099,687

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
General Motors Financial 4.750%, 08/15/17	$575,000	$614,532
2.750%, 05/15/16	235,000	238,231
Hub Holdings 8.125%, 07/15/19 (A)	410,000	406,925
Icahn Enterprises 4.875%, 03/15/19	360,000	366,300
3.500%, 03/15/17	1,145,000	1,139,275
International Lease Finance 8.750%, 03/15/17	860,000	967,500
8.625%, 09/15/15	499,000	523,950
5.750%, 05/15/16	635,000	661,988
Kennedy-Wilson 8.750%, 04/01/19	580,000	616,250
Nationstar Mortgage 9.625%, 05/01/19	865,000	940,688
Navient MTN 6.250%, 01/25/16	635,000	660,400
6.000%, 01/25/17	700,000	738,500
Nuveen Investments 9.500%, 10/15/20 (A)	605,000	738,100
5.500%, 09/15/15	473,000	493,694
Realogy Group 3.375%, 05/01/16 (A)	1,082,000	1,090,115
Regions Financial 7.750%, 11/10/14	24,000	24,024
Springleaf Finance MTN 6.900%, 12/15/17	765,000	833,850
5.750%, 09/15/16	507,000	527,280
5.400%, 12/01/15	545,000	562,712

		19,455,503

HEALTH CARE — 9.4%
Alere 7.250%, 07/01/18	680,000	724,200
Aviv Healthcare Properties 7.750%, 02/15/19	450,000	472,500
Biomet 6.500%, 08/01/20	345,000	369,150
Centene 5.750%, 06/01/17	1,000,000	1,052,500
CHS 8.000%, 11/15/19	1,100,000	1,188,000
Convatec Healthcare 10.500%, 12/15/18 (A)	400,000	424,000
DaVita HealthCare Partners 6.625%, 11/01/20	645,000	674,831

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
DJO Finance 8.750%, 03/15/18	$915,000	$965,325
7.750%, 04/15/18	510,000	515,100
Endo Finance & Endo Finco 7.000%, 07/15/19 (A)	615,000	647,287
Fresenius Medical Care US Finance 6.875%, 07/15/17	500,000	548,750
Fresenius US Finance II 9.000%, 07/15/15 (A)	750,000	780,000
HCA 8.000%, 10/01/18	250,000	286,875
6.500%, 02/15/16	805,000	850,281
Health Net 6.375%, 06/01/17	315,000	341,736
HealthSouth 8.125%, 02/15/20	585,000	615,713
IASIS Healthcare 8.375%, 05/15/19	570,000	601,350
Immucor 11.125%, 08/15/19	670,000	730,300
Jaguar Holding II 9.500%, 12/01/19 (A)	565,000	605,962
Kinetic Concepts 10.500%, 11/01/18	485,000	534,713
MedAssets 8.000%, 11/15/18	480,000	498,000
NBTY 9.000%, 10/01/18	560,000	581,700
Omnicare 7.750%, 06/01/20	360,000	383,400
Physio-Control International 9.875%, 01/15/19 (A)	362,000	390,055
Prospect Medical Holdings 8.375%, 05/01/19 (A)	880,000	941,600
Symbion 8.000%, 06/15/16	240,000	248,400
Tenet Healthcare 8.000%, 08/01/20	825,000	878,625
Valeant Pharmaceuticals 6.875%, 12/01/18 (A)	565,000	584,775

		17,435,128

MATERIALS & PROCESSING — 15.8%
Ainsworth Lumber 7.500%, 12/15/17 (A)	881,000	911,835
AK Steel 8.750%, 12/01/18	580,000	633,650

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Aleris International 7.625%, 02/15/18	$698,000	$718,940
AM Castle 12.750%, 12/15/16	330,000	327,525
ArcelorMittal 5.000%, 02/25/17	1,024,000	1,070,080
4.250%, 08/05/15	775,000	787,594
Ardagh Packaging Finance 9.125%, 10/15/20 (A)	700,000	750,750
9.125%, 10/15/20 (A)	500,000	538,750
3.234%, 12/15/19 (A),(B)	370,000	361,675
Ashland 3.000%, 03/15/16	670,000	676,700
BlueScope Steel Finance 7.125%, 05/01/18 (A)	540,000	561,600
Boise Cascade 6.375%, 11/01/20	675,000	705,375
Cascades 7.875%, 01/15/20	550,000	574,750
Cemex 5.233%, 09/30/15 (A),(B)	525,000	535,001
CEMEX Espana 9.875%, 04/30/19 (A)	550,000	613,360
Commercial Metals 7.350%, 08/15/18	520,000	579,800
6.500%, 07/15/17	450,000	483,750
Dynacast International 9.250%, 07/15/19	585,000	625,219
Exopack Holding 10.000%, 06/01/18 (A)	255,000	274,125
FMG Resources August 2006 Pty 8.250%, 11/01/19 (A)	535,000	555,062
6.000%, 04/01/17 (A)	510,000	520,200
Global Brass & Copper 9.500%, 06/01/19	575,000	631,063
Graphic Packaging International 7.875%, 10/01/18	285,000	296,970
Hexion US Finance 8.875%, 02/01/18	1,015,000	1,003,581
Ineos Finance 8.375%, 02/15/19 (A)	885,000	949,163
7.500%, 05/01/20 (A)	225,000	240,750
INEOS Group Holdings 6.125%, 08/15/18 (A)	320,000	322,800
Interface 7.625%, 12/01/18	400,000	416,320
Jarden 7.500%, 05/01/17	735,000	804,825

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Kaiser Aluminum 8.250%, 06/01/20	$505,000	$552,975
Lafarge 6.500%, 07/15/16	265,000	283,550
Mercer International 9.500%, 12/01/17	750,000	787,500
Millar Western Forest Products 8.500%, 04/01/21	670,000	700,150
Novelis 8.750%, 12/15/20	705,000	769,331
8.375%, 12/15/17	830,000	867,350
OMNOVA Solutions 7.875%, 11/01/18	450,000	460,125
Owens-Brockway Glass Container 7.375%, 05/15/16	700,000	748,125
Packaging Dynamics 8.750%, 02/01/16 (A)	760,000	766,650
Perstorp Holding 8.750%, 05/15/17 (A)	510,000	518,925
Polymer Group 7.750%, 02/01/19	874,000	908,960
PolyOne 7.375%, 09/15/20	290,000	307,400
Reynolds Group Issuer 9.000%, 04/15/19	850,000	888,250
7.875%, 08/15/19	835,000	894,494
Sappi Papier Holding GmbH 8.375%, 06/15/19 (A)	695,000	754,075
7.750%, 07/15/17 (A)	675,000	725,625
Sealed Air 8.125%, 09/15/19 (A)	295,000	319,706
Tekni-Plex 9.750%, 06/01/19 (A)	507,000	553,897

		29,278,301

PRODUCER DURABLES — 10.8%
Air Canada 8.750%, 04/01/20 (A)	355,000	389,613
6.750%, 10/01/19 (A)	335,000	352,588
Algeco Scotsman Global Finance 8.500%, 10/15/18 (A)	1,035,000	1,076,400
Allison Transmission 7.125%, 05/15/19 (A)	265,000	278,581
American Axle & Manufacturing 5.125%, 02/15/19	340,000	345,100
Aviation Capital Group 3.875%, 09/27/16 (A)	400,000	410,907

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
BlueLine Rental Finance 7.000%, 02/01/19 (A)	$500,000	$526,250
Bombardier 7.500%, 03/15/18 (A)	250,000	277,500
4.250%, 01/15/16 (A)	537,000	547,740
Casella Waste Systems 7.750%, 02/15/19	685,000	698,700
Chassix 9.250%, 08/01/18 (A)	415,000	402,550
Chrysler Group 8.250%, 06/15/21	500,000	558,750
8.000%, 06/15/19	875,000	937,344
CNH Capital 6.250%, 11/01/16	440,000	465,300
3.875%, 11/01/15	450,000	455,625
3.250%, 02/01/17	725,000	725,000
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	243,313	270,078
Covanta Holding 7.250%, 12/01/20	700,000	745,500
HD Supply 11.500%, 07/15/20	350,000	407,750
8.125%, 04/15/19	350,000	378,000
JB Poindexter 9.000%, 04/01/22 (A)	380,000	414,200
Koppers 7.875%, 12/01/19	175,000	181,562
Lear 8.125%, 03/15/20	340,000	359,125
Louisiana-Pacific 7.500%, 06/01/20	665,000	711,550
Navistar International 8.250%, 11/01/21	520,000	534,560
Nortek 10.000%, 12/01/18	200,000	210,500
8.500%, 04/15/21	590,000	634,250
Park-Ohio Industries 8.125%, 04/01/21	650,000	700,375
Schaeffler Finance BV 7.750%, 02/15/17 (A)	500,000	550,000
Schaeffler Holding Finance BV 6.875%, 08/15/18 (A)	495,000	518,512
SPL Logistics Escrow 8.875%, 08/01/20 (A)	615,000	665,737
Tenneco 7.750%, 08/15/18	335,000	348,819

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Tervita 8.000%, 11/15/18 (A)	$370,000	$355,200
TransDigm 7.500%, 07/15/21	525,000	567,000
Tutor Perini 7.625%, 11/01/18	625,000	646,875
US Airways 2012-1 Class C Pass-Through Trust 9.125%, 10/01/15	111,659	115,567
USG 8.375%, 10/15/18 (A)	350,000	366,205
6.300%, 11/15/16	827,000	872,485
WireCo WorldGroup 9.500%, 05/15/17	495,000	504,900
Xerium Technologies 8.875%, 06/15/18	480,000	506,400

		20,013,098

REAL ESTATE INVESTMENT TRUST — 0.9%
iStar Financial 5.875%, 03/15/16	400,000	418,000
4.000%, 11/01/17	385,000	381,343
3.875%, 07/01/16	900,000	911,250

		1,710,593

TECHNOLOGY — 5.4%
Advanced Micro Devices 7.750%, 08/01/20	685,000	643,900
Amkor Technologies 7.375%, 05/01/18	925,000	957,375
Dell 3.100%, 04/01/16	570,000	574,988
Emdeon 11.000%, 12/31/19	865,000	959,069
Epicor Software 8.625%, 05/01/19	590,000	627,613
First Data 8.250%, 01/15/21 (A)	465,000	504,525
7.375%, 06/15/19 (A)	1,000,000	1,060,000
Freescale Semiconductor 8.050%, 02/01/20	267,000	281,685
Infor US 11.500%, 07/15/18	771,880	852,927
Interactive Data 5.875%, 04/15/19 (A)	435,000	436,631
NXP BV 3.500%, 09/15/16 (A)	535,000	543,025

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
SunGard Data Systems 7.375%, 11/15/18	$825,000	$860,062
Viasystems 7.875%, 05/01/19 (A)	765,000	810,900
Zayo Group 8.125%, 01/01/20	850,000	907,375

		10,020,075

UTILITIES — 9.5%
AES 9.750%, 04/15/16	99,000	109,395
8.000%, 10/15/17	645,000	732,075
Alcatel-Lucent USA 8.875%, 01/01/20 (A)	365,000	400,587
4.625%, 07/01/17 (A)	390,000	396,338
Altice Finco 9.875%, 12/15/20 (A)	365,000	406,975
CenturyLink 6.000%, 04/01/17	555,000	593,850
5.150%, 06/15/17	70,000	74,200
Cincinnati Bell 8.750%, 03/15/18	378,000	391,230
CPI International 8.750%, 02/15/18	500,000	518,750
Frontier Communications 8.250%, 04/15/17	725,000	812,906
8.125%, 10/01/18	285,000	323,617
Intelsat Jackson Holdings 7.250%, 04/01/19	346,000	363,300
7.250%, 10/15/20	1,090,000	1,163,575
Level 3 Communications 11.875%, 02/01/19	190,000	204,725
Level 3 Financing 9.375%, 04/01/19	130,000	138,938
8.625%, 07/15/20	300,000	330,000
3.823%, 01/15/18 (A),(B)	595,000	596,488
NRG Energy 8.250%, 09/01/20	510,000	551,438
7.875%, 05/15/21	1,115,000	1,209,775
PAETEC Holding 9.875%, 12/01/18	255,000	269,025
Sprint Communications 9.125%, 03/01/17	795,000	898,350
8.375%, 08/15/17	440,000	496,650
6.000%, 12/01/16	840,000	889,350
Telecom Italia Capital 5.250%, 10/01/15	550,000	566,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Telesat Canada 6.000%, 05/15/17 (A)	$875,000	$901,906
T-Mobile USA 6.542%, 04/28/20	1,155,000	1,218,525
6.464%, 04/28/19	400,000	417,000
West 7.875%, 01/15/19	750,000	780,697
Windstream (A) 8.125%, 09/01/18	675,000	703,687
7.875%, 11/01/17 (A)	590,000	656,788
Ymobile 8.250%, 04/01/18 (A)	460,000	485,300

		17,601,940

Total Corporate Obligations (Cost $181,120,936)		177,696,332

Total Investments — 95.7% (Cost $181,120,936)		$177,696,332

Percentages are based upon Net Assets of $185,718,489.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(B)	Floating rate security – Rate disclosed is the rate in effect on October 31, 2014.

MTN – Medium Term Note

As of October 31, 2014, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.8%
	Shares	Value

ARGENTINA — 1.6%
Tenaris	12,318	$242,350

AUSTRALIA — 1.4%
Rio Tinto	4,134	219,767

AUSTRIA — 2.7%
Vienna Insurance Group	3,092	148,635
Voestalpine	6,787	271,781

		420,416

BELGIUM — 2.0%
Anheuser-Busch InBev	2,811	310,376

CANADA — 0.5%
Agrium	842	82,381

FRANCE — 5.0%
BNP Paribas	4,688	294,560
Schneider Electric	3,918	308,731
Total	2,825	167,874

		771,165

GERMANY — 4.0%
Hannover Rueckversicherung	1,815	151,229
Henkel & KGaA	2,779	252,516
SAP	3,248	220,769

		624,514

HONG KONG — 7.8%
AIA Group	25,657	143,088
China Resources Gas Group	55,418	158,283
CNOOC	130,853	205,514
Lenovo Group	197,747	291,196
Samsonite International	51,911	172,364
Wharf Holdings	33,564	247,992

		1,218,437

COMMON STOCK — continued
	Shares	Value

JAPAN — 8.1%
Astellas Pharma	16,506	$249,666
Japan Tobacco	7,981	267,585
Keyence	735	343,403
Nippon Telegraph & Telephone	4,438	272,305
Ship Healthcare Holdings	5,515	125,987

		1,258,946

JERSEY — 0.7%
Randgold Resources ADR	1,958	113,975

NETHERLANDS — 2.2%
ING Groep*	11,757	168,107
Unilever	4,287	166,244

		334,351

PANAMA — 1.2%
Copa Holdings, Cl A	1,585	185,318

PHILIPPINES — 1.3%
Ayala Land	274,227	204,715

SINGAPORE — 0.7%
Keppel	14,794	108,707

SOUTH KOREA — 2.7%
BS Financial Group	11,960	186,328
Samsung Electronics	207	240,947

		427,275

SPAIN — 1.0%
Banco Popular Espanol	27,597	157,907

SWITZERLAND — 3.8%
Roche Holding	1,436	423,419
UBS*	10,129	175,809

		599,228

TAIWAN — 1.4%
Taiwan Semiconductor Manufacturing	50,514	216,727

THAILAND — 3.2%
BEC World	90,920	134,691
PTT Exploration & Production	27,891	125,454
Thai Union Frozen Products PLC	100,613	230,140

		490,285

TURKEY — 0.8%
Tupras Turkiye Petrol Rafinerileri	5,983	129,881

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — 6.6%
British American Tobacco	2,383	$135,214
Informa PLC	25,148	193,502
Lloyds Banking Group*	201,575	248,712
Persimmon*	6,244	146,131
Petrofac	9,581	162,463
SABMiller	2,639	148,811

		1,034,833

UNITED STATES — 39.1%
ACE	2,579	281,885
AGCO	4,328	191,774
AT&T	5,960	207,646
Bristol-Myers Squibb	1,657	96,421
Cameron International*	3,653	217,536
Capital One Financial	3,180	263,209
Caterpillar	2,191	222,189
Dun & Bradstreet	3,306	406,010
Exxon Mobil	1,516	146,612
Freeport-McMoRan	3,357	95,675
Generac Holdings*	5,219	236,630
Honeywell International	4,643	446,285
International Business Machines	918	150,919
JPMorgan Chase	8,549	517,044
Kraft Foods Group	4,536	255,604
MetLife	5,732	310,903
Mondelez International, Cl A	4,754	167,626
Moody’s	5,540	549,734
Omnicom Group	4,436	318,771
Raytheon	3,166	328,884
Stanley Black & Decker	2,620	245,337
T. Rowe Price Group	2,437	200,053
Williams	4,206	233,475

		6,090,222

Total Common Stock (Cost $13,628,392)		15,241,776

SHORT-TERM INVESTMENT — 2.4%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $375,474)	375,474	375,474

Total Investments — 100.2% (Cost $14,003,866)		$15,617,250

Percentages are based upon Net Assets of $15,590,019.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2014.

ADR – American Depositary Receipt

Cl – Class

PLC – Public Limited Company

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%
	Shares	Value

ARGENTINA — 1.5%
Tenaris	5,037	$99,100

AUSTRALIA — 1.0%
Rio Tinto	1,277	67,887

AUSTRIA — 3.1%
Vienna Insurance Group	1,613	77,538
Voestalpine	3,315	132,747

		210,285

BELGIUM — 2.0%
Anheuser-Busch InBev	1,191	131,504

BRAZIL — 0.4%
Vale ADR, Cl B	2,854	28,797

CANADA — 1.3%
Intact Financial	1,277	85,624

FRANCE — 6.8%
AXA	1,528	35,252
BNP Paribas	1,277	80,238
Schneider Electric	1,410	111,105
Total	1,653	98,228
Unibail-Rodamco REIT	506	129,640

		454,463

GERMANY — 4.3%
Hannover Rueckversicherung	1,580	131,648
SAP	1,097	74,564
Wincor Nixdorf	1,814	83,268

		289,480

HONG KONG — 8.8%
AIA Group	11,166	62,272
ASM Pacific Technology	8,495	93,438
CNOOC	34,035	53,454
Lenovo Group	82,198	121,042
Samsonite International	22,344	74,190

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
SmarTone Telecommunications Holdings	76,047	$97,766
VTech Holdings	7,345	91,965

		594,127

JAPAN — 4.8%
Astellas Pharma	5,782	87,457
Japan Tobacco	2,857	95,789
Nippon Telegraph & Telephone	1,343	82,403
Ship Healthcare Holdings	2,378	54,324

		319,973

NETHERLANDS — 5.3%
Akzo Nobel	1,146	76,128
ING Groep*	6,599	94,355
Koninklijke Philips	3,393	94,776
Unilever	2,330	90,354

		355,613

NEW ZEALAND — 1.6%
SKY Network Television	20,984	104,031

PANAMA — 1.1%
Copa Holdings, Cl A	658	76,934

PHILIPPINES — 1.3%
Ayala Land	115,672	86,351

SINGAPORE — 1.2%
Keppel	11,036	81,093

SOUTH KOREA — 1.6%
Samsung Electronics GDR	228	104,242

SWITZERLAND — 3.7%
Roche Holding	506	149,199
UBS*	5,675	98,501

		247,700

TAIWAN — 1.7%
Taiwan Semiconductor Manufacturing	21,837	93,690
TSRC	17,836	20,055

		113,745

THAILAND — 3.4%
BEC World	59,162	87,644
Thai Oil	22,104	30,370
Thai Union Frozen Products PLC	49,157	112,441

		230,455

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

TURKEY — 0.9%
Tupras Turkiye Petrol Rafinerileri	2,767	$60,067

UNITED KINGDOM — 6.5%
British American Tobacco	1,030	58,443
Close Brothers Group	4,877	114,217
Informa PLC	11,182	86,040
Petrofac	4,382	74,305
Segro REIT	9,893	60,170
Vodafone Group	13,377	44,360

		437,535

UNITED STATES — 35.9%
ACE	2,159	235,979
AT&T	3,063	106,715
Bristol-Myers Squibb	2,386	138,842
Capital One Financial	1,477	122,251
Dun & Bradstreet	983	120,722
Freeport-McMoRan	2,646	75,411
Honeywell International	2,140	205,697
International Business Machines	396	65,103
JPMorgan Chase	4,065	245,851
Kinder Morgan Energy Partners LP (A)	1,373	128,787
Kraft Foods Group	1,927	108,586
MetLife	2,961	160,604
Mondelez International, Cl A	2,961	104,405
National Retail Properties REIT	2,969	113,178
Raytheon	1,473	153,015
Stanley Black & Decker	1,095	102,536
T. Rowe Price Group	1,095	89,889
Verizon Communications	620	31,155
Williams	1,888	104,803

		2,413,529

Total Common Stock (Cost $5,978,963)		6,592,535

SHORT-TERM INVESTMENT — 2.1%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $139,196)	139,196	139,196

Total Investments — 100.3% (Cost $6,118,159)		$6,731,731

Percentages are based upon Net Assets of $6,714,186.

*	Non-income producing security.

(A)	Security considered a Master Limited Partnership. At October 31, 2014, these securities amounted to $128,787 or 1.9% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2014.

Cl – Class

GDR – Global Depositary Receipt

LP  – Limited Partnership

PLC  – Public Limited Company

REIT  – Real Estate Investment Trust

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2014

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 86.6%
	Shares	Value

ARGENTINA — 1.4%
Tenaris ADR	18,343	$727,117

BRAZIL — 9.4%
Banco Bradesco	46,811	705,027
Cia Energetica de Minas Gerais	67,094	385,305
Cielo	47,279	776,376
Gerdau	85,810	384,048
Lojas Americanas	130,970	772,744
Lojas Renner	17,127	512,863
Petroleo Brasileiro*	112,152	691,587
Vale	13,170	114,538
Vale ADR, Cl B	39,153	395,054

		4,737,542

CANADA — 0.4%
Yamana Gold	57,295	228,255

CHILE — 1.3%
Enersis	2,108,014	673,742

CHINA — 3.7%
Golden Eagle Retail Group	298,080	365,146
PetroChina, Cl H	630,950	789,994
Tingyi Cayman Islands Holding	281,226	699,153

		1,854,293

EGYPT — 1.7%
Commercial International Bank Egypt	123,936	845,383

HONG KONG — 15.3%
AIA Group	146,423	816,592
ASM Pacific Technology	67,267	739,879
BOC Hong Kong Holdings	167,518	557,303
China Overseas Land & Investment	228,341	662,485
China Resources Gas Group	198,758	567,686
CNOOC	344,579	541,185

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
Huabao International Holdings	1,235,068	$882,288
Lenovo Group	507,793	747,761
Samsonite International	224,149	744,259
VTech Holdings	69,465	869,751
Wharf Holdings	78,940	583,259

		7,712,448

INDONESIA — 5.5%
Bank Mandiri Persero	774,038	662,912
Media Nusantara Citra	2,929,901	678,835
Telekomunikasi Indonesia Persero	3,532,347	803,803
United Tractors	401,812	610,947

		2,756,497

JERSEY — 1.3%
Randgold Resources	11,450	673,680

MALAYSIA — 1.6%
British American Tobacco Malaysia	26,556	561,113
CIMB Group Holdings	114,675	226,265

		787,378

MEXICO — 3.1%
Fomento Economico Mexicano ADR	7,669	738,065
Kimberly-Clark de Mexico, Cl A	178,572	415,591
Wal-Mart de Mexico	169,778	393,737

		1,547,393

PANAMA — 1.2%
Copa Holdings, Cl A	5,397	631,017

PERU — 1.8%
Credicorp	5,517	888,237

PHILIPPINES — 2.1%
Ayala Land	965,799	720,986
Philippine Long Distance Telephone	4,670	325,105

		1,046,091

POLAND — 1.1%
Powszechna Kasa Oszczednosci Bank Polski	50,691	563,434

SOUTH AFRICA — 5.5%
AVI	86,083	561,152
Impala Platinum Holdings *	55,899	406,911
Massmart Holdings	27,538	297,432

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — continued
MTN Group	31,535	$697,617
Woolworths Holdings	111,356	791,423

		2,754,535

SOUTH KOREA — 5.9%
BS Financial Group	44,945	700,209
Hankook Tire	16,113	829,223
Korea Kolmar	14,488	704,926
Samsung Electronics	655	762,419

		2,996,777

TAIWAN — 7.0%
Giant Manufacturing	99,665	806,062
Largan Precision	9,378	658,262
Taiwan Semiconductor Manufacturing	223,670	959,642
Tripod Technology	328,818	614,037
TSRC	431,223	484,863

		3,522,866

THAILAND — 6.9%
Kasikornbank	125,853	911,922
PTT Exploration & Production	129,078	580,594
Siam Cement	53,772	745,491
Thai Oil	310,774	426,992
Thai Union Frozen Products PLC	366,825	839,068

		3,504,067

TURKEY — 7.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	517,082	581,605
Enka Insaat ve Sanayi	273,015	660,841
Ford Otomotiv Sanayi	44,657	570,607
Koza Altin Isletmeleri	74,281	479,577
TAV Havalimanlari Holding	87,240	732,021
Tupras Turkiye Petrol Rafinerileri	30,384	659,586

		3,684,237

UNITED KINGDOM — 3.1%
Bank of Georgia Holdings	21,276	871,298
SABMiller	12,738	718,285

		1,589,583

Total Common Stock (Cost $45,773,057)		43,724,572

EQUITY LINKED NOTES — 11.5%
	Shares	Value
INDIA — 11.5%
JPMorgan (convertible to Bharat Forge) 05/16/17*	79,063	$1,042,050
JPMorgan (convertible to Bharat Heavy Electricals) 02/16/17*	204,976	852,700
JPMorgan (convertible to Bharti Airtel) 02/07/17*	127,424	823,159
JPMorgan (convertible to Oil & Natural Gas Corporation) 02/08/17*	95,729	631,812
JPMorgan (convertible to Reliance Industries) 02/07/17*	47,466	769,424
JPMorgan (convertible to Tata Consultancy) 02/07/17*	21,684	921,570
JPMorgan (convertible to Titan Industries) 08/14/17*	118,740	757,561

Total Equity Linked Notes (Cost $3,709,908)		5,798,276

SHORT-TERM INVESTMENT — 2.1%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $1,055,384)	1,055,384	1,055,384

Total Investments — 100.2% (Cost $50,538,349)		$50,578,232

Percentages are based upon Net Assets of $50,470,674.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2014.

ADR – American Depositary Receipt

Cl – Class

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2014

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2014:

Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stock
Argentina	$727,117	$—		$—	$727,117
Brazil	4,737,542	—		—	4,737,542
Canada	228,255	—		—	228,255
Chile	673,742	—		—	673,742
China	1,854,293	—		—	1,854,293
Egypt	—	845,383	†	—	845,383
Hong Kong	7,712,448	—		—	7,712,448
Indonesia	2,756,497	—		—	2,756,497
Jersey	673,680	—		—	673,680
Malaysia	787,378	—		—	787,378
Mexico	1,547,393	—		—	1,547,393
Panama	631,017	—		—	631,017
Peru	888,237	—		—	888,237
Philippines	1,046,091	—		—	1,046,091
Poland	563,434	—		—	563,434
South Africa	2,754,535	—		—	2,754,535
South Korea	2,996,777	—		—	2,996,777
Taiwan	3,522,866	—		—	3,522,866
Thailand	3,504,067	—		—	3,504,067
Turkey	3,684,237	—		—	3,684,237
United Kingdom	1,589,583	—		—	1,589,583
Total Common Stock	42,879,189	845,383		—	43,724,572
Equity Linked Notes	—	5,798,276		—	5,798,276
Short-Term Investment	1,055,384	—		—	1,055,384

Total Investments in Securities	$43,934,573	$6,643,659		$—	$50,578,232

†	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of closed exchanges.

For the year ended October 31, 2014, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for the changes in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange or market on which the investment is primarily trading. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2014, there were no Level 3 securities.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Assets:
Investments, at Value (Cost $120,127,492, $446,359,063, $108,504,733 and $91,831,963, respectively)	$166,053,069	$543,044,773	$118,642,355	$107,895,217
Cash	5,176	—	—	497,602
Dividends Receivable	97,507	93,718	7,898	104,122
Receivable for Capital Shares Sold	12,232	393,726	48,859	14,751
Receivable for Investment Securities Sold	—	—	1,185,392	1,445,954
Prepaid Expenses	13,955	8,325	6,877	5,382

Total Assets	166,181,939	543,540,542	119,891,381	109,963,028

Liabilities:
Payable for Investment Securities Purchased	—	3,976,053	3,341,643	2,505,624
Payable due to Investment Adviser	101,080	325,537	72,945	63,842
Payable for Capital Shares Redeemed	32,146	103,525	8,854	183,847
Payable due to Administrator	6,412	20,650	4,511	3,999
Payable for Distribution Fees	1,189	—	—	—
Payable due to Trustees	849	2,756	598	545
Chief Compliance Officer Fees Payable	397	1,289	280	255
Other Accrued Expenses	35,864	158,793	78,698	46,738

Total Liabilities	177,937	4,588,603	3,507,529	2,804,850

Net Assets	$166,004,002	$538,951,939	$116,383,852	$107,158,178

NET ASSETS CONSIST OF:
Paid-in Capital	$103,049,354	$385,451,294	$102,472,510	$85,292,421
Undistributed Net Investment Income	1,235,692	88,673	110,630	147,237
Accumulated Net Realized Gain on Investments	15,793,379	56,726,262	3,663,090	5,655,266
Net Unrealized Appreciation on Investments	45,925,577	96,685,710	10,137,622	16,063,254

Net Assets	$166,004,002	$538,951,939	$116,383,852	$107,158,178

Institutional Class Shares
Net Assets	$159,973,499	$538,951,939	$116,383,852	$107,158,178
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,239,293	30,092,858	8,377,948	7,355,756

Net Asset Value, Offering and Redemption Price Per Share	$13.07	$17.91	$13.89	$14.57

Class A Shares
Net Assets	$6,030,503	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	462,362	N/A	N/A	N/A

Net Asset Value and Redemption Price Per Share	$13.04	N/A	N/A	N/A

Maximum Offering Price Per Share	$13.73	N/A	N/A	N/A

	($13.04 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $2,005,152,352, $68,919,208 and $181,120,936, respectively)	$2,285,219,701	$82,500,578	$177,696,332
Cash	—	3,049	4,743,414
Receivable for Capital Shares Sold	15,009,175	14,659	166,710
Dividends and Interest Receivable	6,367,514	78,058	3,599,722
Receivable for Investment Securities Sold	887,451	1,498,674	103,500
Reclaims Receivable	304,247	—	—
Prepaid Expenses	45,031	2,431	8,055

Total Assets	2,307,833,119	84,097,449	186,317,733

Liabilities:
Payable for Investment Securities Purchased	1,775,600	—	208,320
Payable for Capital Shares Redeemed	3,771,966	6,365	211,837
Payable due to Investment Adviser	1,397,340	51,298	110,290
Payable due to Administrator	88,640	3,254	7,484
Payable for Distribution Fees	39,858	—	565
Payable due to Trustees	11,952	430	1,019
Chief Compliance Officer Fees Payable	5,590	201	476
Other Accrued Expenses	184,390	27,177	59,253

Total Liabilities	7,275,336	88,725	599,244

Net Assets	$2,300,557,783	$84,008,724	$185,718,489

NET ASSETS CONSIST OF:
Paid-in Capital	$1,969,273,531	$61,043,123	$189,451,457
Undistributed Net Investment Income	9,539,194	630,440	—
Accumulated Net Realized Gain (Loss) on Investments	41,677,709	8,753,791	(308,364)
Net Unrealized Appreciation (Depreciation) on Investments	280,067,349	13,581,370	(3,424,604)

Net Assets	$2,300,557,783	$84,008,724	$185,718,489

Institutional Class Shares
Net Assets	$2,085,016,778	$84,008,724	$184,608,691
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	140,119,790	6,681,991	18,655,330

Net Asset Value, Offering and Redemption Price Per Share	$14.88	$12.57	$9.90

Class A Shares
Net Assets	$215,541,005	N/A	$1,109,798
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14,498,900	N/A	112,201

Net Asset Value and Redemption Price Per Share	$14.87	N/A	$9.89

Maximum Offering Price Per Share	$15.65	N/A	$10.12

	($14.87 ÷ 95.00%)	N/A	($9.89 ÷ 97.75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
Assets:
Investments, at Value (Cost $14,003,866, $6,118,159 and $50,538,349, respectively)	$15,617,250	$6,731,731	$50,578,232
Foreign Currency, at Value (Cost $0, $0 and 16,003, respectively)	—	—	15,983
Reclaims Receivable	16,367	10,060	13,524
Dividends and Interest Receivable	13,954	13,427	24,804
Receivable from Investment Adviser	3,846	4,568	—
Receivable for Capital Shares Sold	10	7	7
Receivable for Investment Securities Sold	—	—	5,183
Prepaid Expenses	3,738	2,198	4,571

Total Assets	15,655,165	6,761,991	50,642,304

Liabilities:
Payable for Investment Securities Purchased	27,751	14,172	98,697
Payable due to Administrator	6,506	2,794	21,274
Payable due to Trustees	81	35	266
Chief Compliance Officer Fees Payable	38	16	124
Payable due to Investment Adviser	—	—	6,487
Payable for Distribution Fees	—	—	378
Other Accrued Expenses	30,770	30,788	44,404

Total Liabilities	65,146	47,805	171,630

Net Assets	$15,590,019	$6,714,186	$50,470,674

NET ASSETS CONSIST OF:
Paid-in Capital	$13,917,367	$6,036,272	$53,144,099
Undistributed Net Investment Income	159,834	145,499	661,864
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(99,334)	(80,405)	(3,373,977)
Net Unrealized Appreciation on Investments	1,613,384	613,572	39,883
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	(1,232)	(752)	(1,195)

Net Assets	$15,590,019	$6,714,186	$50,470,674

Institutional Class Shares
Net Assets	$15,590,019	$6,714,186	$49,954,136
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,337,958	587,682	5,289,629

Net Asset Value, Offering and Redemption Price Per Share	$11.65	$11.42	$9.44

Class A Shares
Net Assets	N/A	N/A	$516,538
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	54,872

Net Asset Value and Redemption Price Per Share	N/A	N/A	$9.41

Maximum Offering Price Per Share	N/A	N/A	$9.91

	N/A	N/A	($9.41 ÷ 95.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2014

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Investment Income
Dividends	$3,382,888	$5,720,228	$1,077,450	$1,145,460

Total Investment Income	3,382,888	5,720,228	1,077,450	1,145,460

Expenses
Investment Advisory Fees	1,325,544	4,032,473	691,045	716,256
Administration Fees	86,494	262,941	44,805	41,062
Distribution Fees — Class A	14,230	—	—	—
Trustees’ Fees	4,278	13,034	2,011	1,926
Chief Compliance Officer Fees	1,617	4,055	1,305	1,107
Transfer Agent Fees	49,305	61,980	24,488	23,834
Registration and Filing Fees	37,350	32,179	32,421	24,426
Professional Fees	29,037	44,838	25,286	24,898
Custodian Fees	13,717	24,231	6,930	6,684
Printing Fees	13,285	32,698	11,207	7,420
Shareholder Servicing Fees	—	587,145	62,601	93,093
Other Expenses	9,122	23,656	3,705	4,211

Total Expenses	1,583,979	5,119,230	905,804	944,917

Less:
Advisory Waiver Recapture	—	—	20,376	—
Waiver of Investment Advisory Fees	—	—	(4,765)	(18,937)
Fees Paid Indirectly	(114)	(18)	(7)	(9)

Net Expenses	1,583,865	5,119,212	921,408	925,971

Net Investment Income	1,799,023	601,016	156,042	219,489

Net Realized Gain on Investments	19,546,132	61,542,493	3,955,570	6,413,744
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,616,762	(15,871,956)	2,980,080	1,692,739

Net Realized and Unrealized Gain on Investments	23,162,894	45,670,537	6,935,650	8,106,483

Net Increase in Net Assets from Operations	$24,961,917	$46,271,553	$7,091,692	$8,325,972

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2014

STATEMENTS OF OPERATIONS
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$41,570,779	$1,544,843	$—
Interest	8,048,197	—	8,067,884
Less: Foreign Taxes Withheld	(213,569)	—	—

Total Investment Income	49,405,407	1,544,843	8,067,884

Expenses
Investment Advisory Fees	14,055,726	615,993	1,194,433
Administration Fees	914,765	40,179	77,637
Distribution Fees — Class A	437,707	—	2,596
Trustees’ Fees	44,684	2,008	3,663
Chief Compliance Officer Fees	13,404	1,034	1,663
Transfer Agent Fees	290,214	23,632	56,249
Registration and Filing Fees	160,891	21,043	50,111
Printing Fees	109,626	6,143	12,205
Professional Fees	100,767	24,878	27,641
Custodian Fees	69,306	4,085	11,213
Other Expenses	75,046	4,528	50,576

Total Expenses	16,272,136	743,523	1,487,987

Less:
Waiver of Investment Advisory Fees	—	—	(52,533)
Fees Paid Indirectly	(1,377)	(18)	(312)

Net Expenses	16,270,759	743,505	1,435,142

Net Investment Income	33,134,648	801,338	6,632,742

Net Realized Gain (Loss) on Investments	31,988,886	9,292,579	(304,125)
Net Change in Unrealized Appreciation (Depreciation) on Investments	124,799,359	214,308	(3,671,035)

Net Realized and Unrealized Gain (Loss) on Investments	156,788,245	9,506,887	(3,975,160)

Net Increase in Net Assets from Operations	$189,922,893	$10,308,225	$2,657,582

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2014

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
Investment Income
Dividends	$349,993	$252,253	$1,413,234
Less: Foreign Taxes Withheld	(21,213)	(12,965)	(107,892)

Total Investment Income	328,780	239,288	1,305,342

Expenses
Investment Advisory Fees	114,640	53,717	467,281
Administration Fees	72,047	33,911	246,521
Chief Compliance Officer Fees	621	573	824
Trustees’ Fees	341	159	1,189
Distribution Fees — Class A	—	—	1,816
Custodian Fees	22,629	30,603	76,322
Professional Fees	21,929	21,606	23,451
Registration and Filing Fees	21,222	19,579	31,617
Transfer Agent Fees	18,076	17,449	37,848
Printing Fees	3,039	2,633	7,073
Offering Costs	1,378	1,378	7,704
Other Expenses	11,167	10,492	14,822

Total Expenses	287,089	192,100	916,468

Less:
Reimbursement of other operating expenses	(29,140)	(71,234)	—
Waiver of Investment Advisory Fees	(114,640)	(53,717)	(324,420)
Fees Paid Indirectly	(2)	(2)	(9)

Net Expenses	143,307	67,147	592,039

Net Investment Income	185,473	172,141	713,303

Net Realized Loss on Investments	(98,694)	(59,491)	(1,927,757)
Net Realized Loss on Foreign Currency Transactions	(10,208)	(5,932)	(48,001)
Net Change in Unrealized Appreciation (Depreciation) on Investments	314,231	62,893	2,316,866
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Transaction of Other Assets and Liabilities Denominated in Foreign Currencies	(2,317)	(1,673)	(540)

Net Realized and Unrealized Gain (Loss) on Investments	203,012	(4,203)	340,568

Net Increase in Net Assets from Operations	$388,485	$167,938	$1,053,871

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	Westwood LargeCap Value Fund		Westwood SMidCap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net Investment Income	$1,799,023	$1,932,276	$601,016	$3,753,545
Net Realized Gain on Investments	19,546,132	22,553,291	61,542,493	66,445,577
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,616,762	12,139,374	(15,871,956)	53,338,212

Net Increase in Net Assets from Operations	24,961,917	36,624,941	46,271,553	123,537,334

Dividends and Distributions:

Net Investment Income:
Institutional Class	(1,491,131)	(2,102,629)	(2,285,479)	(5,877,499)
Class A	(34,741)	(59,394)	—	—

Net Realized Gains:
Institutional Class	(19,820,624)	(11,740,145)	(49,229,486)	—
Class A	(613,347)	(368,485)	—	—

Total Dividends and Distributions	(21,959,843)	(14,270,653)	(51,514,965)	(5,877,499)

Capital Share Transactions:

Institutional Class:
Issued	11,899,847	27,314,296	143,889,039	72,231,748
Reinvestment of Dividends	19,577,356	12,472,529	44,993,591	5,103,360
Redeemed	(42,717,321)	(47,288,917)	(129,293,323)	(96,332,880)

Increase (Decrease) from Institutional Class Capital Share Transactions	(11,240,118)	(7,502,092)	59,589,307	(18,997,772)

Class A:
Issued	724,447	851,894	N/A	N/A
Reinvestment of Dividends	648,080	427,877	N/A	N/A
Redeemed	(633,299)	(1,455,086)	N/A	N/A

Increase (Decrease) from Class A Capital Share Transactions	739,228	(175,315)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,500,890)	(7,677,407)	59,589,307	(18,997,772)

Total Increase (Decrease) in Net Assets	(7,498,816)	14,676,881	54,345,895	98,662,063

Net Assets:
Beginning of Year	$173,502,818	$158,825,937	$484,606,044	$385,943,981

End of Year	$166,004,002	$173,502,818	$538,951,939	$484,606,044

Undistributed (Distributions in Excess of) Net Investment Income	$1,235,692	$1,172,824	$88,673	$1,543,082

Shares Issued and Redeemed:

Institutional Class:
Issued	965,419	2,285,208	8,409,921	4,458,709
Reinvestment of Dividends	1,684,394	1,182,498	2,714,489	360,661
Redeemed	(3,396,429)	(4,131,895)	(7,397,155)	(6,015,934)

Total Institutional Class Transactions	(746,616)	(664,189)	3,727,255	(1,196,564)

Class A:
Issued	58,624	73,037	N/A	N/A
Reinvestment of Dividends	55,921	40,622	N/A	N/A
Redeemed	(50,776)	(122,433)	N/A	N/A

Total Class A Transactions	63,769	(8,774)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(682,847)	(672,963)	3,727,255	(1,196,564)

Amounts designated as “—” are $0.

(1)	Includes issuances as a result of an in-kind transfer of securities (See Note 11).

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SmallCap Value Fund		Westwood Income Opportunity Fund		Westwood Dividend Growth Fund
Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

$156,042	$138,517	$219,489	$171,821	$33,134,648	$23,271,717	$801,338	$1,287,167
3,955,570	2,432,987	6,413,744	5,452,407	31,988,886	7,656,985	9,292,579	9,232,568
2,980,080	5,526,178	1,692,739	10,696,856	124,799,359	91,107,413	214,308	7,341,684

7,091,692	8,097,682	8,325,972	16,321,084	189,922,893	122,036,115	10,308,225	17,861,419

(141,886)	(130,768)	(86,976)	(244,975)	(21,787,673)	(16,630,455)	(971,574)	(1,651,220)
—	—	—	—	(1,797,175)	(1,369,549)	—	—

(1,375,254)	—	(4,802,067)	(1,304,679)	(2,547,299)	—	(8,454,739)	(5,459,917)
—	—	—	—	(274,696)	—	—	—

(1,517,140)	(130,768)	(4,889,043)	(1,549,654)	(26,406,843)	(18,000,004)	(9,426,313)	(7,111,137)

94,044,139	13,437,084	61,039,240	23,188,824 (1)	806,656,252	696,799,839	3,036,459	4,876,660
1,490,442	114,088	4,881,129	1,547,465	22,831,960	15,493,543	9,339,702	7,069,174
(19,801,641)	(7,572,470)	(20,696,022)	(13,906,201)	(296,622,958)	(209,069,187)	(12,820,345)	(21,054,520)

75,732,940	5,978,702	45,224,347	10,830,088	532,865,254	503,224,195	(444,184)	(9,108,686)

N/A	N/A	N/A	N/A	97,711,093	121,185,273	N/A	N/A
N/A	N/A	N/A	N/A	1,843,616	1,282,763	N/A	N/A
N/A	N/A	N/A	N/A	(45,363,596)	(46,623,816)	N/A	N/A

N/A	N/A	N/A	N/A	54,191,113	75,844,220	N/A	N/A

75,732,940	5,978,702	45,224,347	10,830,088	587,056,367	579,068,415	(444,184)	(9,108,686)

81,307,492	13,945,616	48,661,276	25,601,518	750,572,417	683,104,526	437,728	1,641,596

$35,076,360	$21,130,744	$58,496,902	$32,895,384	$1,549,985,366	$866,880,840	$83,570,996	$81,929,400

$116,383,852	$35,076,360	$107,158,178	$58,496,902	$2,300,557,783	$1,549,985,366	$84,008,724	$83,570,996

$110,630	$83,866	$147,237	$23,460	$9,539,194	$(50,948)	$630,440	$839,322

7,053,279	1,205,834	4,340,122	1,914,805	56,425,884	52,704,410	251,096	426,650
117,705	11,296	369,160	156,829	1,596,579	1,190,559	819,981	691,420
(1,476,248)	(686,877)	(1,495,089)	(1,152,915)	(20,979,337)	(16,119,497)	(1,036,269)	(1,921,968)

5,694,736	530,253	3,214,193	918,719	37,043,126	37,775,472	34,808	(803,898)

N/A	N/A	N/A	N/A	6,843,542	9,116,163	N/A	N/A
N/A	N/A	N/A	N/A	129,260	98,270	N/A	N/A
N/A	N/A	N/A	N/A	(3,192,169)	(3,500,837)	N/A	N/A

N/A	N/A	N/A	N/A	3,780,633	5,713,596	N/A	N/A

5,694,736	530,253	3,214,193	918,719	40,823,759	43,489,068	34,808	(803,898)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Short Duration High Yield Fund		Westwood Global Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013(1)	Year Ended October 31, 2014	Year Ended October 31, 2013(2)
Operations:
Net Investment Income	$6,632,742	$3,306,416	$185,473	$182,878
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(304,125)	164,663	(108,902)	(21,460)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Other Assets and Liabilities Denominated in Foreign Currencies(3)	(3,671,035)	95,006	311,914	1,300,238

Net Increase in Net Assets from Operations	2,657,582	3,566,085	388,485	1,461,656

Dividends and Distributions:

Net Investment Income:
Institutional Class	(6,613,358)	(3,288,969)	(174,410)	—
Class A	(42,188)	(6,800)	—	—

Net Realized Gains:
Institutional Class	(138,033)	—	(3,079)	—
Class A	(705)	—	—	—

Return of Capital:
Institutional Class	(7,513)	—	—	—
Class A	(49)	—	—	—

Total Dividends and Distributions	(6,801,846)	(3,295,769)	(177,489)	—

Capital Share Transactions:

Institutional Class:
Issued	131,838,689	76,830,402	4,366,454	12,423,398
Reinvestment of Dividends	6,010,722	2,670,339	171,222	N/A
Redeemed	(52,083,984)	(14,580,892)	(2,437,111)	(606,596)

Increase from Institutional Class Capital Share Transactions	85,765,427	64,919,849	2,100,565	11,816,802

Class A:
Issued	811,184	530,325	N/A	N/A
Reinvestment of Dividends	28,150	6,800	N/A	N/A
Redeemed	(242,687)	(790)	N/A	N/A

Increase from Class A Capital Share Transactions	596,647	536,335	N/A	N/A

Net Increase in Net Assets from Capital Share Transactions	86,362,074	65,456,184	2,100,565	11,816,802

Total Increase in Net Assets	82,217,810	65,726,500	2,311,561	13,278,458

Net Assets:
Beginning of Year/Period	$103,500,679	$37,774,179	$13,278,458	$—

End of Year/Period	$185,718,489	$103,500,679	$15,590,019	$13,278,458

Undistributed Net Investment Income	$—	$12,427	$159,834	$159,060

Shares Issued and Redeemed:

Institutional Class:
Issued	13,045,131	7,591,383	373,055	1,215,801
Reinvestment of Dividends	597,734	264,476	14,730	N/A
Redeemed	(5,150,504)	(1,441,754)	(208,764)	(56,864)

Total Institutional Class Transactions	8,492,361	6,414,105	179,021	1,158,937

Class A:
Issued	79,958	53,150	N/A	N/A
Reinvestment of Dividends	2,799	675	N/A	N/A
Redeemed	(24,303)	(78)	N/A	N/A

Total Class A Transactions	58,454	53,747	N/A	N/A

Net Increase in Shares Outstanding	8,550,815	6,467,852	179,021	1,158,937

(1)	Class A commenced operations June 28, 2013.
(2)	Commenced operations December 26, 2012.
(3)	The Westwood Short Duration High Yield Fund has no realized or unrealized gains or losses related to foreign currency translation as the Fund invest only in U.S. Dollar denominated securities.

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Global Dividend Fund		Westwood Emerging Markets Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013(1)	Year Ended October 31, 2014	Period Ended October 31, 2013(1)
Operations:
Net Investment Income	$172,141	$107,434	$713,303	$641,533
Net Realized Loss on Investments and Foreign Currency Transactions	(65,423)	(40,971)	(1,975,758)	(1,618,560)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	61,220	551,600	2,316,326	(2,277,638)

Net Increase (Decrease) in Net Assets from Operations	167,938	618,063	1,053,871	(3,254,665)

Dividends and Distributions:

Net Investment Income:
Institutional Class	(108,103)	—	(465,648)	—
Class A	—	—	(6,983)	—

Total Dividends and Distributions	(108,103)	—	(472,631)	—

Capital Share Transactions:
Institutional Class:
Issued	1,603,356	5,984,819	9,730,368	57,142,833
Reinvestment of Dividends	105,156	—	462,845	—
Redeemed	(1,337,189)	(319,854)	(9,117,352)	(5,667,860)

Increase from Institutional Class Capital Share Transactions	371,323	5,664,965	1,075,861	51,474,973

Class A:
Issued	N/A	N/A	253,246	1,037,584
Reinvestment of Dividends	N/A	N/A	6,419	—
Redeemed	N/A	N/A	(602,698)	(101,286)

Increase (Decrease) from Class A Capital Share Transactions	N/A	N/A	(343,033)	936,298

Net Increase in Net Assets from Capital Share Transactions	371,323	5,664,965	732,828	52,411,271

Total Increase in Net Assets	431,158	6,283,028	1,314,068	49,156,606

Net Assets:
Beginning of Year/Period	$6,283,028	$—	$49,156,606	$—

End of Year/Period	$6,714,186	$6,283,028	$50,470,674	$49,156,606

Undistributed Net Investment Income	$145,499	$89,484	$661,864	$465,566

Shares Issued and Redeemed:

Institutional Class:
Issued	140,706	583,870	1,025,190	5,809,661
Reinvestment of Dividends	9,249	—	53,384	—
Redeemed	(115,613)	(30,530)	(975,901)	(622,705)

Total Institutional Class Transactions	34,342	553,340	102,673	5,186,956

Class A:
Issued	N/A	N/A	28,440	107,484
Reinvestment of Dividends	N/A	N/A	742	—
Redeemed	N/A	N/A	(70,237)	(11,557)

Total Class A Transactions	N/A	N/A	(41,055)	95,927

Net Increase in Shares Outstanding	34,342	553,340	61,618	5,282,883

(1) Commenced operations December 26, 2012.

N/A—Not Applicable.

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	NET ASSET VALUE BEGINNING OF PERIOD(7)	NET INVESTMENT INCOME (LOSS)^^		NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††	NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Class
2014	$12.96	$0.13		$1.61	$1.74	$(0.10)	$(1.53)	$—		$(1.63)	$13.07	15.15%	$159,973	0.89%		0.89%	1.03%	47%
2013	11.30	0.15		2.58	2.73	(0.16)	(0.91)	—		(1.07)	12.96	26.45	168,345	0.91		0.91	1.23	75
2012	10.15	0.16		1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97	154,231	0.96	^	0.92	1.46	40
2011	9.70	0.13		0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62	215,894	1.00	^	0.91	1.26	42
2010	8.64	0.10		1.04	1.14	(0.08)	—	—		(0.08)	9.70	13.24	214,416	1.00	^	0.97	1.04	57
Class A
2014	$12.94	$0.09		$1.62	$1.71	$(0.08)	$(1.53)	$—		$(1.61)	$13.04	14.83%	$6,031	1.14%		1.14%	0.76%	47%
2013	11.28	0.11		2.59	2.70	(0.13)	(0.91)	—		(1.04)	12.94	26.19	5,158	1.16		1.16	0.96	75
2012	10.13	0.12		1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67	4,595	1.21	^	1.17	1.15	40
2011	9.67	0.10		0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37	4,352	1.25	^	1.16	1.02	42
2010	8.63	0.07		1.05	1.12	(0.08)	—	—		(0.08)	9.67	12.99	5,320	1.25	^	1.22	0.73	57
Westwood SMidCap Fund
Institutional Class
2014	$18.38	$0.02		$1.45	$1.47	$(0.07)	$(1.87)	$—		$(1.94)	$17.91	8.90%	$538,952	0.95%		0.95%	0.11%	51%
2013	14.00	0.14		4.46	4.60	(0.22)	—	—		(0.22)	18.38	33.32	484,606	0.96		0.96	0.87	59
2012	14.64	0.14		1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57	385,944	0.95		0.95	1.05	37
2011	13.90	0.05		0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64	403,979	0.96		0.96	0.34	62
2010	11.28	0.06		2.61	2.67	(0.05)	—	—		(0.05)	13.90	23.72	343,751	0.99		0.99	0.47	48
Westwood SMidCap Plus Fund
Institutional Class (commenced operations on March 28, 2011)
2014	$13.07	$0.02		$1.37	$1.39	$(0.05)	$(0.52)	$—		$(0.57)	$13.89	11.05%	$116,384	1.00	%^	0.98%	0.17%	49%
2013	9.81	0.06		3.26	3.32	(0.06)	—	—		(0.06)	13.07	34.05†	35,076	1.00		1.16	0.49	55
2012	8.98	0.05		0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01†	21,131	1.00		1.46	0.58	34
2011	10.00	0.02		(1.04)	(1.02)	—	—	—		—	8.98	10.20†	10,874	1.00	*	2.35 *	0.37 *	31 **
Westwood SmallCap Value Fund
Institutional Class
2014	$14.12	$0.04		$1.52	$1.56	$(0.02)	$(1.09)	$—		$(1.11)	$14.57	11.89%†	$107,158	1.10%		1.12%	0.26%	68%
2013	10.21	0.05		4.33	4.38	(0.07)	(0.40)	—		(0.47)	14.12	45.00†	58,497	1.14		1.21	0.39	72
2012	9.24	0.04		1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21†	32,895	1.25		1.33	0.38	68
2011	8.56	—	(1)	0.68	0.68	—	—	—		—	9.24	7.94†	32,664	1.25		1.28	(0.01)	103
2010	7.11	(0.02)		1.47	1.45	—	—	—	(1)	—	8.56	20.42†	30,490	1.25		1.35	(0.28)	67
Westwood Income Opportunity Fund
Institutional Class
2014	$13.62	$0.26		$1.20	$1.46	$(0.18)	$(0.02)	$—		$(0.20)	$14.88	10.82%	$2,085,017	0.84%		0.84%	1.79%	19%
2013	12.33	0.27		1.23	1.50	(0.21)	—	—		(0.21)	13.62	12.27	1,404,119	0.86	^	0.86	2.07	24
2012	11.41	0.32		0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46	805,218	0.90	^	0.87	2 .63	24
2011	11.08	0.33		0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35	448,112	0.90	^	0.89	2.93	26
2010	9.73	0.32		1.39	1.71	(0.36)	—	—		(0.36)	11.08	17.89†	202,142	0.90		0.96	3.18	34
Class A
2014	$13.61	$0.22		$1.21	$1.43	$(0.15)	$(0.02)	$—		$(0.17)	$14.87	10.56%	$215,541	1.09%		1.09%	1.55%	19%
2013	12.32	0.23		1.24	1.47	(0.18)	—	—		(0.18)	13.61	12.02	145,866	1.11	^	1.11	1.77	24
2012	11.40	0.28		0.87	1.15	(0.23)	—	—		(0.23)	12.32	10.22	61,662	1.15	^	1.12	2.37	24
2011	11.07	0.30		0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13	25,262	1.15	^	1.14	2.66	26
2010	9.73	0.27		1.41	1.68	(0.34)	—	—		(0.34)	11.07	17.55†	6,856	1.15		1.20	2.59	34
Westwood Dividend Growth Fund‡
Institutional Class
2014	$12.57	$0.12		$1.38	$1.50	$(0.14)	$(1.36)	$—		$(1.50)	$12.57	13.30%	$84,009	0.91%		0.91%	0.98%	67%
2013	11.00	0.19		2.40	2.59	(0.24)	(0.78)	—		(1.02)	12.57	25.94	83,571	0.93		0.93	1.64	70
2012	11.02	0.21		0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41	81,929	0.97	^	0.96	1.97	95
2011(2)	11.39	0.05		(0.42)	(0.37)	—	—	—		—	11.02	(3.25)†	71,594	1.00	*	1.04 *	1.24 *	24 **
2011(3)	9.33	0.13		2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92†	72,293	1.02		1.03	1.19	66
2010(3)	8.14	0.08		1.16	1.24	(0.05)	—	—		(0.05)	9.33	15.14	52,132	1.10		1.07	0.89	50
Westwood Short Duration High Yield Fund
Institutional Class (commenced operations on December 28, 2011)
2014	$10.13	$0.42		$(0.22)	$0.20	$(0.42)	$(0.01)	$—	(1)	$(0.43)	$9.90	2.01%†	$184,609	0.90%		0.93%	4.17%	36%
2013	10.08	0.49		0.04	0.53	(0.48)	—	—		(0.48)	10.13	5.40†	102,957	0.90		1.06	4.86	49
2012(4)	10.00	0.46		0.02	0.48	(0.40)	—	—		(0.40)	10.08	4.91†	37,774	0.90	*	1.44 *	5.40 *	52 **
Class A (commenced operations on June 28, 2013)
2014	$10.12	$0.39		$(0.21)	$0.18	$(0.40)	$(0.01)	$—	(1)	$(0.41)	$9.89	1.77%†	$1,110	1.15%		1.18%	3.91%	36%
2013(5)	9.94	0.15		0.18	0.33	(0.15)	—	—		(0.15)	10.12	3.32†	544	1.15	*	1.32 *	4.41 *	49 (8)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	NET ASSET VALUE BEGINNING OF PERIOD(7)	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS		RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS†		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Global Equity Fund
Institutional Class (commenced operations on December 26, 2012)
2014	$11.46	$0.15	$0.19	$0.34	$(0.15)	$—	(1)	$—	$(0.15)	$11.65	3.00	%†	$15,590	1.00%		2.00%		1.29%		38%
2013(6)	10.00	0.18	1.28	1.46	—	—		—	—	11.46	14.60	†	13,278	1.00	*	2.75	*	1.98	*	27	**
Westwood Global Dividend Fund
Institutional Class (commenced operations on December 26, 2012)
2014	$11.35	$0.29	$(0.03)	$0.26	$(0.19)	$—		$—	$(0.19)	$11.42	2.27	%†	$6,714	1.00%		2.86%		2.56%		41%
2013(6)	10.00	0.24	1.11	1.35	—	—		—	—	11.35	13.50	†	6,283	1.00	*	4.45	*	2.73	*	36	**
Westwood Emerging Markets Fund
Institutional Class (commenced operations on December 26, 2012)
2014	$9.31	$0.13	$0.09	$0.22	$(0.09)	$—		$—	$(0.09)	$9.44	2.43	%†	$49,954	1.20%		1.86%		1.46%		28%
2013(6)	10.00	0.15	(0.84)	(0.69)	—	—		—	—	9.31	(6.90	)†	48,266	1.20	*	2.08	*	1.87	*	43	**
Class A (commenced operations on December 26, 2012)
2014	$9.28	$0.10	$0.10	$0.20	$(0.07)	$—		$—	$(0.07)	$9.41	2.24	%†	$517	1.45%		2.10%		1.07%		28%
2013(6)	10.00	0.11	(0.83)	(0.72)	—	—		—	—	9.28	(7.20	)†	890	1.45	*	2.82	*	1.45	*	43	**

Amounts designated as “—” are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡ Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund (“Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund. The fund changed its fiscal year end from June 30 to October 31 in 2011.

* Annualized.

** Not annualized.

(1)	Amount less than $0.01 per share.
(2)	For the period from July 1, 2011 through October 31, 2011.
(3)	For the fiscal year ended June 30.
(4)	For the period from December 28, 2011 through October 31, 2012.
(5)	For the period from June 28, 2013 through October 31, 2013.
(6)	For the period from December 26, 2012 through October 31, 2013.
(7)	Year ended October 31, unless otherwise indicated.
(8)	Portfolio Turnover is for the Fund for the year.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund (the “Funds”). The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund ( the “Precessor Fund”) which reorganized through an acquisition of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Westwood Dividend Growth Fund’s financial highlights.

Effective January 7, 2011, the Westwood SMidCap Fund is closed to new investors. Existing shareholders of the Westwood SMidCap Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

Each of the Westwood Funds is classified as a “diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Emerging Markets Fund, and Westwood Global Equity Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Equity Linked Notes (“ELN”) are valued daily at the mean price provided by the ELN’s counterparty.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund (the “Westwood International Funds”) use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held. As of October 31, 2014, the total market value of securities in the Emerging Markets Fund valued in accordance with fair value procedures was $845,383 or 1.7% of the Fund’s net assets.

If a local market in which a Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2014, there have been no significant changes to the Funds’ fair valuation methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2014, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. As of and for the year ended October 31, 2014, there were no forward foreign currency exchange contracts held by the Funds.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Equity Linked Notes — The Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividend or to deliver common stock at maturity.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund distributes substantially all of its net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Westwood Large Cap Value Fund, Westwood SmidCap Fund, Westwood SmidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund and Westwood Short Duration High Yield Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million, 0.04% of the next $2,150 million and 0.035% over $3 billion of the Funds’ average daily net assets, subject to a minimum fee of $100,000 for each fund plus $15,000 per each additional class. This fee is calculated based on the aggregate average daily net assets of the Funds in accordance with Funds’ registration statement.

The Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.10% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.05% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $115,000 for each fund plus $15,000 per each additional class. This fee is calculated based on the aggregate average daily net assets of the Funds in accordance with Funds’ registration statement.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Short Duration High Yield and Westwood Emerging Markets Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A Shares. For the year ended October 31, 2014, the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Short Duration High Yield Fund and the Westwood Emerging Markets Fund incurred $14,230, $437,707, $2,596 and $1,816, respectively, of distribution fees or an effective rate of 0.25%.

The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2014, the Westwood SMidCap Fund, the Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund incurred $587,145, $62,601 and $93,093, respectively, of shareholder servicing fees or an effective rate of 0.11%, 0.07% and 0.11%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2014, the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund Westwood, Westwood Global Dividend Fund and Emerging Markets Fund, earned credits of $114, $18, $7, $9, $1,377, $18, $312, and $2, $2, and $9, respectively.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation” and the “Class A Expense Limitation”). The contractual waivers are in place through February 28, 2016.

Fund	Advisory Fee	Institutional Class Expense Limitation	Class A Expense Limitation
Westwood LargeCap Value Fund	0.75%	1.00%	1.25%
Westwood SmidCap Fund	0.75%	1.25%	N/A
Westwood SMidCap Plus Fund	0.75%	1.00%	N/A
Westwood SmallCap Value Fund	0.85%	1.10%	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Dividend Growth Fund	0.75%	1.00%	N/A
Westwood Short Duration High Yield Fund	0.75%	0.90%	1.15%
Westwood Global Equity Fund	0.80%	1.00%	N/A
Westwood Global Dividend Fund	0.80%	1.00%	N/A
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For the year ended October 31, 2014, the Adviser recaptured previously waived fees of $20,376 for the Westwood SMidCap Plus Fund. At October 31, 2014, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund	Westwood Short Duration High Yield Fund	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
10/31/11-10/31/12	2015	$81,144	$24,601	$126,897	$—	$—	$—
10/31/12-10/31/13	2016	46,710	31,716	108,847	161,855	135,873	305,315
10/31/13-10/31/14	2017	4,765	18,937	52,533	143,780	124,951	324,420

		$132,619	$75,254	$288,277	$305,635	$260,824	$629,735

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2014, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$82,225,622	$112,866,235	$—	$—
Westwood SMidCap Fund	307,736,203	266,069,676	—	—
Westwood SMidCap Plus Fund	112,448,066	41,695,469	—	—
Westwood SmallCap Value Fund	95,232,677	55,266,664	—	—
Westwood Income Opportunity Fund	536,778,653	243,703,445	27,969,808	25,737,044
Westwood Dividend Growth Fund	54,341,175	65,179,080	—	—
Westwood Short Duration High Yield Fund	139,210,532	50,277,176	—	—
Westwood Global Equity Fund	7,270,487	5,316,155	—	—
Westwood Global Dividend Fund	3,108,226	2,704,939	—	—
Westwood Emerging Markets Fund	14,442,393	13,341,594	—	—

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, utilization of earnings and profits on shareholder redemptions, foreign currency exchange gain (loss), paydown gain adjustment and REIT adjustments, have been reclassified to/from the following accounts.

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain/(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$(210,283)	$(2,861,828)	$3,072,111
Westwood SMidCap Fund	230,054	(4,342,858)	4,112,804
Westwood SMidCap Plus Fund	12,608	(208,340)	195,732
Westwood SmallCap Value Fund	(8,736)	(662,815)	671,551
Westwood Income Opportunity Fund	40,342	(1,574,955)	1,534,613
Westwood Dividend Growth Fund	(38,646)	(536,596)	575,242
Westwood Short Duration High Yield Fund	10,377	(2,815)	(7,562)
Westwood Global Equity Fund	(10,289)	10,289	—
Westwood Global Dividend Fund	(8,023)	8,039	(16)
Westwood Emerging Markets Fund	(44,374)	44,374	—

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2014	$3,794,237	$18,165,606	$—	$21,959,843
2013	2,162,023	12,108,630	—	14,270,653
Westwood SMidCap Fund
2014	5,243,982	46,270,983	—	51,514,965
2013	5,877,499	—	—	5,877,499
Westwood SMidCap Plus Fund
2014	186,129	1,331,011	—	1,517,140
2013	130,768	—	—	130,768
Westwood SmallCap Value Fund
2014	2,961,459	1,927,584	—	4,889,043
2013	763,152	786,502	—	1,549,654
Westwood Income Opportunity Fund
2014	23,584,848	2,821,995	—	26,406,843
2013	15,737,894	2,262,110	—	18,000,004
Westwood Dividend Growth Fund
2014	4,652,883	4,773,430	—	9,426,313
2013	1,923,341	5,187,796	—	7,111,137
Westwood Short Duration High Yield Fund
2014	6,685,719	108,565	7,562	6,801,846
2013	3,295,769	—	—	3,295,769
Westwood Global Equity Fund
2014	177,489	—	—	177,489
2013	—	—	—	—
Westwood Global Dividend Fund
2014	108,103	—	—	108,103
2013	—	—	—	—
Westwood Emerging Markets Fund
2014	472,631	—	—	472,631
2013	—	—	—	—

As of October 31, 2014, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Westwood LargeCap Value Fund	$5,969,315	$12,083,556	$—	$44,901,789	$(12)	$62,954,648
Westwood SMidCap Fund	88,679	56,876,521	—	96,535,449	(4)	153,500,645
Westwood SMidCap Plus Fund	1,021,848	2,805,853	—	10,083,640	1	13,911,342
Westwood SmallCap Value Fund	1,781,139	4,656,887	—	15,427,732	(1)	21,865,757
Westwood Income Opportunity Fund	15,482,952	19,520,007	—	296,281,294	(1)	331,284,252
Westwood Dividend Growth Fund	2,719,925	6,664,314	—	13,581,370	(8)	22,965,601
Westwood Short Duration High Yield Fund	—	—	(303,522)	(3,429,444)	(2)	(3,732,968)
Westwood Global Equity Fund	159,835	—	(92,524)	1,605,342	(1)	1,672,652
Westwood Global Dividend Fund	145,500	—	(91,680)	624,096	(2)	677,914
Westwood Emerging Markets Fund	661,863	—	(2,907,376)	(427,911)	(1)	(2,673,425)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood Short Duration High Yield Fund	$(137,419)	$(166,103)	$(303,522)
Westwood Global Equity Fund	(92,524)	—	(92,524)
Westwood Global Dividend Fund	(80,155)	(11,525)	(91,680)
Westwood Emerging Markets Fund	(1,563,815)	(1,343,561)	(2,907,376)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2014, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$121,151,280	$46,648,696	$(1,746,907)	$44,901,789
Westwood SMidCap Fund	446,509,324	114,318,471	(17,783,022)	96,535,449
Westwood SMidCap Plus Fund	108,558,715	13,508,269	(3,424,629)	10,083,640
Westwood SmallCap Value Fund	92,467,485	18,475,507	(3,047,775)	15,427,732
Westwood Income Opportunity Fund	1,988,938,407	307,468,111	(11,186,817)	296,281,294
Westwood Dividend Growth Fund	68,919,208	13,809,423	(228,053)	13,581,370
Westwood Short Duration High Yield Fund	181,125,776	367,092	(3,796,536)	(3,429,444)
Westwood Global Equity Fund	14,010,676	2,287,326	(680,752)	1,606,574
Westwood Global Dividend Fund	6,106,883	947,353	(322,505)	624,848
Westwood Emerging Markets Fund	51,004,948	5,715,315	(6,142,031)	(426,716)

8. Risks:

The Westwood Short Duration High Yield Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2014, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

9. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Other:

At October 31, 2014, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Class	3	53%
Westwood LargeCap Value Fund, Class A	2	95%
Westwood SMidCap Fund, Institutional Class	5	85%
Westwood SMidCap Plus Fund, Institutional Class	3	44%
Westwood SmallCap Value Fund, Institutional Class	2	54%
Westwood Income Opportunity Fund, Institutional Class	2	54%
Westwood Income Opportunity Fund, Class A	1	38%
Westwood Dividend Growth Fund, Institutional Class	1	67%
Westwood Short Duration High Yield Fund, Institutional Class	3	70%
Westwood Short Duration High Yield Fund, Class A	2	78%
Westwood Global Equity Fund, Institutional Class	2	90%
Westwood Global Dividend Fund, Institutional Class	1	88%
Westwood Emerging Markets Fund, Institutional Class	3	89%
Westwood Emerging Markets Fund, Class A	2	87%

11. In-Kind Transfer of Securities:

During the year ended October 31, 2013, the Westwood Small Cap Value Fund issued shares of beneficial interest in exchange for securities.

As a result of this contribution, the following shares were issued for assets valued at the following:

Date of Transfer	Shares Issued(1)	Value of Invesment Securities (000)	Cash (000)	Total Assets (000)
1/30/2013	175,137	$1,806	$94	$1,900

(1)	Shares have not been rounded.

12. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has in a $16.3 million uncommitted, senior secured line of credit which has a maturity date of February 17, 2015. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the year ended October 31, 2014, there were no borrowings outstanding.

13. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (Unaudited)

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Westwood Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund (ten of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods indicated therein, and the financial highlights for each of the years or periods indicated therein (for each of the years or periods presented from July 1, 2010 to October 31, 2014 with regard to the Westwood Dividend Growth Fund). These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2010 of the Westwood Dividend Growth Fund was audited by other auditors; whose report dated August 26, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund (ten of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods indicated therein, and their financial highlights for each of the years or periods indicated therein (for each of the years or periods presented from July 1, 2010 to October 31, 2014 with regard to the Westwood Dividend Growth Fund), in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 24, 2014

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,065.20	0.89%	$4.64
Westwood LargeCap Value Fund, Class A	1,000.00	1,063.60	1.14	5.94
Westwood SMidCap Fund, Institutional Class	1,000.00	1,027.50	0.98	5.02
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,022.80	1.00	5.11
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,067.40	1.10	5.73
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,041.80	0.84	4.32
Westwood Income Opportunity Fund, Class A	1,000.00	1,041.20	1.09	5.61
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,061.70	0.90	4.69
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	997.90	0.90	4.53
Westwood Short Duration High Yield Fund, Class A	1,000.00	996.70	1.15	5.78
Westwood Global Equity Fund, Institutional Class	1,000.00	995.70	1.00	5.03
Westwood Global Dividend Fund, Institutional Class	1,000.00	992.20	1.00	5.02
Westwood Emerging Markets Fund, Institutional Class	1,000.00	1,032.80	1.20	6.15
Westwood Emerging Markets Fund, Class A	1,000.00	1,031.80	1.45	7.42

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — (continued) (Unaudited)
	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,020.72	0.89%	$4.54
Westwood LargeCap Value Fund, Class A	1,000.00	1,019.45	1.14	5.81
Westwood SMidCap Fund, Institutional Class	1,000.00	1,020.25	0.98	5.01
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,020.15	1.00	5.10
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,019.66	1.10	5.60
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,020.97	0.84	4.28
Westwood Income Opportunity Fund, Class A	1,000.00	1,019.71	1.09	5.55
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,020.65	0.90	4.60
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	1,020.67	0.90	4.58
Westwood Short Duration High Yield Fund, Class A	1,000.00	1,019.41	1.15	5.85
Westwood Global Equity Fund, Institutional Class	1,000.00	1,020.16	1.00	5.09
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,020.16	1.00	5.09
Westwood Emerging Markets Fund, Institutional Class	1,000.00	1,019.16	1.20	6.11
Westwood Emerging Markets Fund, Class A	1,000.00	1,017.90	1.45	7.37

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2014.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED
BOARD MEMBERS[3],[4]

ROBERT A. NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolio, LP to 2013.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT
BOARD MEMBERS[3]

JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

JOSEPH T. GRAUSE JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolio, LP to 2013.

BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds and The KP Funds.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]
INDEPENDENT
BOARD MEMBERS[3]

BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

OFFICERS

MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010,New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Adivsors’ Inner Circle Fund III and O’Connor EQUUS since 2014.	None.

DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None

EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.	None.

JOHN MUNCH 43 yrs.old	Vice President and Assistant Secretary (Since 2012)	Attorney—SEI Investments Company since 2001	None.

LISA WHITTAKER 36 yrs.old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.

JOHN Y. KIM 33 yrs.old	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Yound (2009-2014).	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 12, 2014 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

— the Advisory Agreement between Westwood Management Corp (the “Adviser”) and the Trust, on behalf of the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund (collectively, the “Funds”); and

— the Sub-Advisory Agreement between the Adviser and SKY Harbor Capital Management, LLC (the “Sub-Adviser”), on behalf of the Westwood Short Duration High Yield Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance systems; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser and the Sub-Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel and the resources of the Adviser and the Sub-Adviser. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment approach for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were provided to the Board, as were the responses of the Adviser and the

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Adviser

The Board was provided with information regarding the Funds’ performance since the Agreements were last renewed, as well as information regarding the Funds’ performance over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Westwood Short Duration High Yield Fund, Westwood Dividend Growth Fund and Westwood LargeCap Value Fund relative to their benchmarks and peer groups. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Westwood Short Duration High Yield Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2014, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2014, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Westwood LargeCap Value Fund (7)	0.00%	80.78%	19.22%	100.00%	64.36%	66.45%	0.00%	0.00%	100.00%	N/A
Westwood SMidCap Fund (7)	0.00%	90.56%	9.44%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	N/A
Westwood SMidCap Plus Fund (7)	0.00%	86.08%	13.92%	100.00%	96.14%	95.72%	0.00%	0.00%	100.00%	N/A
Westwood SmallCap Value Fund (7)	0.00%	43.40%	56.60%	100.00%	20.36%	19.91%	0.00%	0.00%	100.00%	N/A
Westwood Income Opportunity Fund (7)	0.00%	13.21%	86.79%	100.00%	86.56%	86.09%	1.86%	14.64%	100.00%	N/A
Westwood Dividend Growth Fund (7)	0.00%	51.81%	48.19%	100.00%	36.05%	40.46%	0.00%	0.00%	100.00%	N/A
Westwood Short Duration High Yield Fund	0.11%	1.60%	98.29%	100.00%	0.00%	0.00%	0.00%	99.99%	100.00%	N/A
Westwood Global Equity Fund	0.00%	0.00%	100.00%	100.00%	49.10%	100.00%	0.00%	0.00%	100.00%	9.17%
Westwood Global Dividend Fund	0.00%	0.00%	100.00%	100.00%	31.20%	90.85%	0.00%	0.00%	0.00%	8.97%
Westwood Emerging Markets Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	18.59%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2014. The Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund expect to pass through $17,910, $10,651 and $107,894 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2014 which shareholders of these portfolios will receive in late January 2015. In addition, for the year ended October 31, 2014, gross foreign source income amounted to $228,236, $173,297 and $1,416,779 respectively, and will be reported on Form 1099-DIV for the year ending December 31, 2014, which shareholders of these portfolios will receive in late January 2015.

(7)	These funds are designating a portion of the redemption proceeds as long term capital gain distribution for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of long term capital gain distribution, if any, will be designated on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WHG-AR-001-0900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$112,800	$0	$0	$131,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$24,800	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$23,755	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$595,010	N/A	N/A	$489,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$10,166	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	$199,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$34,500	N/A	N/A	$71,070	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	N/A	19%
Tax Fees	22%	18%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	2%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	29%	36%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $1,616,000 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $79,100 and $90,266 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.